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                                                                     Exhibit 4.1


                              ====================





                      CHEVRON PHILLIPS CHEMICAL COMPANY LLC
                      CHEVRON PHILLIPS CHEMICAL COMPANY LP
                                   AS ISSUERS

                                       AND

                              THE BANK OF NEW YORK
                                   AS TRUSTEE




                      ------------------------------------

                                    INDENTURE

                           DATED AS OF MARCH 19, 2001

                      ------------------------------------





                              ====================
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                               TABLE OF CONTENTS*
                               ----- -- --------

PARTIES.......................................................................1
RECITALS......................................................................1
     Authorization of Indenture...............................................1
     Compliance with Legal Requirements.......................................1
     Purpose of and Consideration for Indenture...............................1

                                   ARTICLE 1
                                  DEFINITIONS

SECTION 1.01. Definitions.....................................................1
Affiliate.....................................................................2
Agent Members.................................................................2
Attributable Debt.............................................................2
Authenticating Agent..........................................................2
Board of Directors............................................................3
Company.......................................................................3
Consolidated Net Assets.......................................................4
Exchange Physical Securities..................................................4
Exchange Global Securities....................................................4
Exchange Offer Registration Statement.........................................4
Exchange Securities...........................................................5
Event of Default..............................................................5
Funded Debt...................................................................5
Holder........................................................................5
Indenture.....................................................................5
Interest......................................................................6
Mortgage......................................................................6
Officers' Certificate.........................................................6
Offshore Global Securities....................................................6
Offshore Physical Securities..................................................6
Opinion of Counsel............................................................6
Original Issue Date...........................................................6
Original Issue Discount Security..............................................7
Permanent Offshore Global Securities..........................................7
Person........................................................................7
Physical Securities...........................................................7
Principal Office of the Trustee...............................................7
Private Placement Legend......................................................7
Registrar.....................................................................7
Responsible Officer...........................................................8

----------

* This table of contents shall not, for any purpose, be deemed to be a part of the Indenture.

Restricted Property............................................................8
Restricted Subsidiary..........................................................8
Security or Securities Outstanding.............................................8
Securityholder.................................................................9
Subsidiary....................................................................10
Temporary Offshore Global Securities..........................................10
Trustee.......................................................................10
Trust Indenture Act of 1939...................................................10
U.S. Government Obligations...................................................10
U.S. Global Securities........................................................11
U.S. Physical Securities......................................................11
Yield to Maturity.............................................................11

                                   ARTICLE 2
                                   SECURITIES
SECTION 2.01.   Forms Generally...............................................11
SECTION 2.02.   Form of Trustee's Certificate of Authorization................12
SECTION 2.03.   Amount Unlimited Issuable in Series...........................12
SECTION 2.04.   Authentication of the Securities..............................14
SECTION 2.05.   Form, Dating and Terms of the Series A Securities.............15
SECTION 2.06.   Restrictive Legends for Series A Securities...................17
SECTION 2.07.   Date and Denomination of Securities...........................19
SECTION 2.08.   Execution of Securities.......................................20
SECTION 2.09.   Exchange and Registration of Transfer of Securities...........21
SECTION 2.10.   Special Transfer Provisions of the Series A Security..........22
SECTION 2.11.   Mutilated, Destroyed, Lost or Stolen Securities...............26
SECTION 2.12.   Temporary Securities..........................................27
SECTION 2.13.   Cancellation of Securities Paid, Etc..........................28
SECTION 2.14.   Book-Entry Provisions for Global Securities...................28
SECTION 2.15.   Registrar and Paying Agent....................................30
SECTION 2.16.   CUSIP Numbers.................................................31

                                   ARTICLE 3
                      PARTICULAR COVENANTS OF THE COMPANY
SECTION 3.01.   Payment of Principal, Premium and Interest....................31
SECTION 3.02.   Offices for Notices and Payments, etc.........................31
SECTION 3.03.   Appointments to Fill Vacancies in Trustee's Office............32
SECTION 3.04.   Provisions as to Paying Agent.................................32
SECTION 3.05.   Limitation on Liens...........................................33
SECTION 3.06.   Limitation on Sales and Leasebacks............................34
SECTION 3.07.   Certificate to Trustee........................................35
SECTION 3.08.   Calculation of Original Issue Discount........................35

                                   ARTICLE 4
       SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE
SECTION 4.01.   Securityholders' Lists........................................35
SECTION 4.02.   Preservation and Disclosure of Lists..........................36
SECTION 4.03.   Reports by Company............................................37


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SECTION 4.04.   Reports by the Trustee........................................38

                                   ARTICLE 5
        REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT
SECTION 5.01.   Events of Default.............................................39
SECTION 5.02.   Payment of Securities on Default; Suit Therefor...............41
SECTION 5.03.   Application of Moneys Collected by Trustee....................43
SECTION 5.04.   Proceedings by Securityholders................................44
SECTION 5.05.   Proceedings by Trustee........................................44
SECTION 5.06.   Remedies Cumulative and Continuing............................44
SECTION 5.07.   Direction of Proceedings and Waiver of Defaults by
                Majority of Securityholders...................................45
SECTION 5.08.   Notice of Defaults............................................46
SECTION 5.09.   Undertaking to Pay Costs......................................46

                                   ARTICLE 6
                             CONCERNING THE TRUSTEE
SECTION 6.01.   Duties and Responsibilities of Trustee........................47
SECTION 6.02.   Reliance on Documents, Opinions, etc..........................48
SECTION 6.03.   No Responsibility for Recitals, etc...........................49
SECTION 6.04.   Trustee, Authenticating Agent, Paying Agents,
                Transfer Agents or Registrar May Own Securities...............50
SECTION 6.05.   Moneys to Be Held in Trust....................................50
SECTION 6.06.   Compensation and Expenses of Trustee..........................50
SECTION 6.07.   Officers' Certificate as Evidence.............................51
SECTION 6.08.   Conflicting Interest of Trustee...............................51
SECTION 6.09.   Eligibility of Trustee........................................51
SECTION 6.10.   Resignation or Removal of Trustee.............................52
SECTION 6.11.   Acceptance by Successor Trustee...............................53
SECTION 6.12.   Succession by Merger, etc.....................................54
SECTION 6.13.   Limitation on Rights of Trustee as a Creditor.................55
SECTION 6.14.   Authenticating Agents.........................................55

                                   ARTICLE 7
                         CONCERNING THE SECURITYHOLDERS
SECTION 7.01.   Action by Securityholders.....................................56
SECTION 7.02.   Proof of Execution by Securityholders.........................57
SECTION 7.03.   Who Are Deemed Absolute Owners................................57
SECTION 7.04.   Securities Owned by Company Deemed Not Outstanding............58
SECTION 7.05.   Revocation of Consents; Future Holders Bound..................58

                                   ARTICLE 8
                           SECURITYHOLDERS' MEETINGS
SECTION 8.01.   Purpose of Meetings...........................................59
SECTION 8.02.   Call of Meetings by Trustee...................................59
SECTION 8.03.   Call of Meetings by Company or Securityholders................59
SECTION 8.04.   Qualifications for Voting.....................................60
SECTION 8.05.   Regulations...................................................60
SECTION 8.06.   Voting........................................................61

                                   ARTICLE 9
                            SUPPLEMENTAL INDENTURES
SECTION 9.01.   Supplemental Indentures Without Consent of
                Securityholders...............................................61
SECTION 9.02.   Supplemental Indentures With Consent of
                Securityholders...............................................63
SECTION 9.03.   Compliance with Trust Indenture Act; Effect of
                   Supplemental Indentures....................................64


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SECTION 9.04.   Notation on Securities........................................64
SECTION 9.05.   Evidence of Compliance of Supplemental Indenture
                to be Furnished to Trustee....................................64

                                   ARTICLE 10
               CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE
SECTION 10.01.   Company May Consolidate, etc. on Certain Terms...............65
SECTION 10.02.   Successor Corporation to Be Substituted for Company..........65
SECTION 10.03.   Opinion of Counsel to Be Given Trustee.......................66

                                   ARTICLE 11
                    SATISFACTION AND DISCHARGE OF INDENTURE
SECTION 11.01.   Discharge of Indenture.......................................66
SECTION 11.02.   Deposited Moneys and U.S. Government Obligations
                 to Be Held in Trust by Trustee...............................67
SECTION 11.03.   Paying Agent to Repay Moneys Held............................67
SECTION 11.04.   Return to Unclaimed Moneys...................................67
SECTION 11.05.   Defeasance upon Deposit of Moneys or U.S.
                 Government Obligations.......................................67
SECTION 11.06.   Discharge of Certain Covenants and Other
                 Obligations..................................................69

                                   ARTICLE 12
         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICES AND DIRECTORS
SECTION 12.01.   No Recourse..................................................70

                                   ARTICLE 13
                            MISCELLANEOUS PROVISIONS
SECTION 13.01.   Successors...................................................70
SECTION 13.02.   Official Acts by Successor Person............................70
SECTION 13.03.   Addresses for Notices, etc...................................70
SECTION 13.04.   New York Contract............................................71
SECTION 13.05.   Evidence of Compliance with Conditions Precedent.............71
SECTION 13.06.   Legal Holidays...............................................71
SECTION 13.07.   Trust Indenture Act to Control...............................71
SECTION 13.08.   Table of Contents, Headings, etc.............................71
SECTION 13.09.   Execution in Counterparts....................................72

                                   ARTICLE 14
                            REDEMPTION OF SECURITIES
SECTION 14.01.   Applicability of Article.....................................72
SECTION 14.02.   Notice of Redemption; Selection of Securities................72
SECTION 14.03.   Payment of Series A Securities Called for
                 Redemption...................................................73
SECTION 14.04.   Optional Redemption..........................................73
TESTIMONIUM...................................................................71
SIGNATURES....................................................................71
ACKNOWLEDGMENTS...............................................................72


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         THIS INDENTURE, dated as of March __, 2001, between CHEVRON PHILLIPS
CHEMICAL COMPANY, LLC, a Delaware limited liability company (the "LLC") and Chevron Phillips Chemical Company, a Delaware limited partnership (the "LP" and together with the LLC, the "COMPANY"), and The Bank of New York, as trustee (hereinafter sometimes called the "TRUSTEE").


                              W I T N E S S E T H:

         WHEREAS, for its lawful corporate purposes the LP and LLC have duly authorized the issue from time to time of their joint and several unsecured debentures, notes or other evidence of indebtedness to be issued in one or more series (the "SECURITIES") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and, to provide the terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution of this Indenture; and

         WHEREAS, all acts and things necessary to make this Indenture a valid agreement according to its terms, have been done and performed;

         NOW, THEREFORE, THIS INDENTURE WITNESSETH:

         In consideration of the premises, and the purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee for the equal and proportionate benefit of the respective holders from time to time of the Securities or of a series thereof, as follows:

                                   ARTICLE 1

                                   DEFINITIONS

         SECTION 1.01. Definitions. The terms defined in this Section 1.01 (except as herein otherwise expressly provided or unless the context otherwise requires) for all purposes of this Indenture and of any indenture supplemental hereto shall have the respective meanings specified in this Section 1.01. All other terms used in this Indenture which are defined in the Trust Indenture act of 1939, as amended, or which are by reference therein defined in the Securities Act of 1933, as amended shall (except as herein otherwise expressly provided or unless the context otherwise requires) have the meanings assigned to such terms in said Trust Indenture Act and in said Securities Act as in force at the date of this Indenture as originally executed. All accounting terms used herein and not expressly defined shall have the meanings assigned to such terms in accordance with generally accepted accounting principles and the term "generally accepted accounting principles" means such accounting principles as are generally accepted at the time of any computation. The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

Affiliate:

         The term "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, such Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as applied to any Person, is defined to mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

Agent Members:

         The term "AGENT MEMBERS" has the meaning provided in Section 2.14.

Attributable Debt:

         The term "ATTRIBUTABLE DEBT" means, as to any particular lease under which any Person is at the time liable, at any date as of which the amount thereof is to be determined, the total net amount of rent (discounted from the respective due dates thereof at the rate per annum set forth or implicit in the terms of such lease compounded semi-annually) required to be paid by such Person under such lease during the remaining term thereof. The net amount of rent required to be paid under any such lease for any such period shall be the total amount of the rent payable by the lessee with respect to such period, but may exclude amounts required to be paid on account of maintenance and repairs, insurance, taxes, assessments, water rates and similar charges. In the case of any lease which is terminable by the lessee upon the payment of a penalty, such net amount shall also include the amount of such penalty, but no rent shall be considered as required to be paid under such lease subsequent to the first date upon which it may be so terminated.

Authenticating Agent:

         The term "AUTHENTICATING AGENT" shall mean any agent or agents of the Trustee which at the time shall be appointed and acting pursuant to Section 6.14.


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
Board of Directors:

         The term "BOARD OF DIRECTORS" shall mean the Board of Directors or the Executive Committee or any other duly authorized committee thereof of the Company or any directors or officers of the Company to whom such Board of Directors or such Committee shall have duly delegated its authority to act hereunder.

Business Day:

         "BUSINESS DAY" shall mean, with respect to any series of Securities, any day other than a day on which Federal or State banking institutions in the Borough of Manhattan, the City of New York, are authorized or obligated by law, executive order or regulation to close.

Company:

         The term "COMPANY" means each of the LLC and the LP and, subject to
Article 10, their successors and assigns.

Comparable Treasury Issue:

         The term "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by an independent investment banker as having a maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such notes.

Comparable Treasury Price:

         The term "COMPARABLE TREASURY PRICE" means (1) the average of five reference treasury dealer quotations for such redemption date, after excluding the highest and lowest reference treasury dealer quotations, or (2) if the Independent Investment Banker obtains fewer than four such reference treasury dealer quotations, the average of all such quotations.

Consolidated Net Assets:

         The term "CONSOLIDATED NET ASSETS" shall mean the total amount of assets appearing on the most recently prepared consolidated balance sheet of the Company and its consolidated subsidiaries at the end of a fiscal quarter of the Company, prepared in accordance with generally accepted accounting principals in the United States, after deducting therefrom (a) all current liabilities (excluding notes and loans payable, the current portion of long-term debt and capitalized lease obligations, any current liabilities which are by their terms extendible or renewable at the option of the obligor thereon to a time more than 12 months after the time as of which the amount thereof is being computed) and
(b) total prepaid expenses and deferred charges.

Depositary:

         "DEPOSITARY" shall mean, with respect to Securities of any series, for which the Company shall determine that such Securities will be issued as Global Security, The Depository Trust Company, New York, New York, another clearing agency, or any successor registered as a clearing agency under the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT"), or other applicable statute or regulations, which in each case, shall be designated by the Company pursuant to Section 2.04.

Dollars:

         "DOLLARS" and the sign "$" means the coin and currency of the United States of America at the time of payment is legal tender for payment of public and private debts.

Exchange Physical Securities:

         The term "EXCHANGE PHYSICAL SECURITIES" has the meaning provided in
Section 2.05.

Exchange Global Securities:

         The term "EXCHANGE GLOBAL SECURITIES" has the meaning provided in
Section 2.05.

Exchange Offer Registration Statement:

         The term "EXCHANGE OFFER REGISTRATION STATEMENT" means a registration statement issued pursuant to an exchange offer registered under the Securities Act.

Exchange Securities:

         The term "EXCHANGE SECURITIES" means any securities of the Company containing terms identical to the Series A Securities (except that such Exchange Securities shall be registered under the Securities Act and shall not contain provisions materially restricting the transferability thereof) that are issued and exchanged for the Series A Securities pursuant to the Registration Rights Agreement and this Indenture.

Event of Default:

         The term "EVENT OF DEFAULT" shall mean any event specified in Section
5.01 continued for the period of time, if any, and after the giving of the notice, if any, therein designated.

Funded Debt:

         The term "FUNDED DEBT" means all indebtedness for money borrowed having a maturity of more than 12 months from the date as of which the amount thereof is to be determined or having a maturity of less than 12 months but by its terms being renewable or extendible beyond 12 months from such date at the option of the borrower.

Global Security:

         "GLOBAL SECURITY" means, with respect to any series of Securities, a Security executed by the Company and held by the Trustee on behalf of the Depositary or delivered by the Trustee to the Depositary or pursuant to the Depositary's instruction, all in accordance with the Indenture, which shall be registered in the name of the Depositary or its nominee.

Holder:

         The term "HOLDER" means the Person in whose name a Security is registered in the security register for those securities maintained in accordance with the terms of the indenture.

Indenture:

         The term "INDENTURE" shall mean this instrument as originally executed or, if amended or supplemented as herein provided, as so amended or supplemented, or both, and shall include the form and terms of particular series of Securities established as contemplated hereunder.

Interest:

         The term "INTEREST" shall mean, when used with respect to non-interest bearing Securities, interest payable after maturity.

Mortgage:

         The term "MORTGAGE" shall mean and include any mortgage, pledge, lien, security interest, conditional sale or other title retention agreement or other similar encumbrance.

Officers' Certificate:

         The term "OFFICERS' CERTIFICATE" shall mean a certificate signed by the Chairman of the Board, the President or any Vice President, and by the Treasurer, an Assistant Treasurer, the Comptroller, an Assistant Comptroller, the Secretary or an Assistant Secretary of the Company and delivered to the Trustee.

Offshore Global Securities:

         The term "OFFSHORE GLOBAL SECURITIES" has the meaning provided in
Section 2.05.

Offshore Physical Securities:

         The term "OFFSHORE PHYSICAL SECURITIES" has the meaning provided in
Section 2.05.

Opinion of Counsel:

         The term "OPINION OF COUNSEL" shall mean an opinion in writing signed by legal counsel, who may be an employee of or counsel to the Company, or may be other counsel satisfactory to the Trustee. Each such opinion shall include the statements provided for in Section 13.05 if and to the extent required by the provisions of such Section.

Original Issue Date:

         The term "ORIGINAL ISSUE DATE" of any Security (or any portion thereof) shall mean the earlier of (a) the date of such Security or (b) the date of any Security (or portion thereof) for which such Security was issued (directly or indirectly) on registration of transfer, exchange or substitution.

Original Issue Discount Security:

         The term "ORIGINAL ISSUE DISCOUNT SECURITY" shall mean any Security which provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01.

Permanent Offshore Global Securities:

         The term "PERMANENT OFFSHORE GLOBAL SECURITIES" has the meaning provided in Section 2.05.

Person:

         The term "PERSON" means any individual, corporation, partnership, association, joint venture, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

Physical Securities:

         The term "PHYSICAL SECURITIES" has the meaning provided in Section
2.05.

Principal Office of the Trustee:

         The term "PRINCIPAL OFFICE OF THE TRUSTEE", or other similar term, shall mean the principal office of the Trustee, at which at any particular time its corporate trust business shall be administered, which office at the dated hereof is located at 101 Barclay Street, Floor 21 West, New York, New York 10286, Attention: Corporate Trust Administration, or such other address


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
as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

Private Placement Legend:

         The term "PRIVATE PLACEMENT LEGEND", shall mean the legend initially set forth on the Securities in the form set forth in Section 2.06.

Registrar:

         The term "REGISTRAR" has the meaning provided in Section 2.15.

Registration Rights Agreement:

         "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement dated March 14, 2001 among the LLC, the LP and Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Chase Securities Inc., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, ABN AMRO Incorporated and The Royal Bank of Scotland plc.

Responsible Officer:

         The term "RESPONSIBLE OFFICER", when used with respect to the Trustee, shall mean any officer within the corporate trust department of the Trustee, including any vice president, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer, any trust officer or any other officer or assistant officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Indenture.

Restricted Property:

         The term "RESTRICTED PROPERTY" means (a) any refining or manufacturing plant located in the United States, except (1) related facilities employed in transportation or marketing or (2) any refining or manufacturing plant, or any portion thereof, which, in the opinion of the Board of Directors, is not a principal plant in relation to the activities of the Company and its Restricted Subsidiaries as a whole.

Restricted Subsidiary:

         The term "RESTRICTED SUBSIDIARY" means any Subsidiary which owns a Restricted Property if substantially all of the tangible property in which such Subsidiary has an interest is located in the United States.

Securities Act:

         The term "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.


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
Security or Securities: Outstanding:

         The terms "SECURITY" or "SECURITIES" shall have the meaning stated in the first recital of this Indenture and more particularly means any security or securities, as the case may be, authenticated and delivered under this Indenture.

         The term "outstanding" (except as otherwise provided in Section 6.08), when used with reference to Securities, shall, subject to the provisions of
Section 7.04 mean, as of any particular time, all Securities authenticated and delivered by the Trustee or the Authenticating Agent under this Indenture, except

                  (a) Securities theretofore cancelled by the Trustee or the Authenticating Agent or delivered to the Trustee for cancellation;

                  (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount shall have been deposited in trust with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent); provided that, if such Securities, or portions thereof, are to be redeemed prior to maturity thereof, notice of such redemption shall have been given as in Article Fourteen provided or provision satisfactory to the Trustee shall have been made for giving such notice; and

                  (c) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to the terms of Section 2.08 unless proof satisfactory to the Company and the trustee is presented that any such Securities are held by bona fide holders in due course.

         In determining whether the holders of the requisite principal amount of outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, the principal amount of an Original Issue Discount Security that shall be deemed to be outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration of the maturity thereof pursuant to Section 5.01, except that in determining whether the Trustee shall be protected in making such a determination relying upon any such quorum, consent or vote, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be disregarded.

Securityholder:

         The terms "SECURITYHOLDER", "HOLDER OF SECURITIES", or other similar terms, shall mean any person in whose name at the time a particular security is registered on the register kept by the Company or the Trustee for that purpose in accordance with the terms hereof.

Series A Security:

         The term "SERIES A SECURITY" has the meaning provided in Section 2.05.


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
Stock:

         "STOCK" of any Person means any and all shares of capital stock, limited liability company membership interests, partnership interests, participations or other ownership interest in (however designated) the equity of such Person.

Subsidiary:

         The term "SUBSIDIARY" means (i) a corporation at least a majority of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries or (ii) any other Person (other than a corporation) of which the Company and/or one or more other Subsidiaries has at least a majority ownership and power to direct the policies, management and affairs. For the purposes of this definition, "VOTING STOCK" means stock having voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

Temporary Offshore Global Securities:

         The term "TEMPORARY OFFSHORE GLOBAL SECURITIES" has the meaning provided in Section 2.05.

Trustee:

         The term "TRUSTEE" shall mean the Person identified as "Trustee" in the first paragraph hereof, and, subject to the provisions of Article Six hereof, shall also include its successors and assigns as Trustee hereunder.

Trust Indenture Act of 1939:

         The term "TRUST INDENTURE ACT OF 1939" shall mean the Trust Indenture Act of 1939 as in force at the date of execution of this Indenture, except as provided in Section 9.03.

U.S. Government Obligations:

         The term "U.S. GOVERNMENT OBLIGATIONS" shall mean securities that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of an entity controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific


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
payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

U.S. Global Securities:

         The term "U.S. GLOBAL SECURITIES" has the meaning provided in Section 2.05.

U.S. Physical Securities:

         "U.S. PHYSICAL SECURITIES" has the meaning provided in Section 2.05.

Yield to Maturity:

         The term "YIELD TO MATURITY" shall mean the yield to maturity on a series of Securities, calculated at the time of issuance of such series of Securities, or if applicable, at the most recent redetermination of interest on such series and calculated in accordance with accepted financial practice.

                                   ARTICLE 2

                                   SECURITIES

         SECTION 2.01. Forms Generally. The Securities of each series shall be in substantially the form as shall be established by or pursuant to a resolution of the Board of Directors or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other arks of identification and such legends or endorsements placed thereon as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or all as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities.

         The definitive Securities shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

         SECTION 2.02. Form of Trustee's Certificate of Authorization. The Trustee's certificate of authentication on all Securities shall be in substantially the following form:

         This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK,
                                          as Trustee


                                    By:_______________________________
                                           Authorized Signatory

         SECTION 2.03. Amount Unlimited: Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

         The Securities may be issued in one or more series. There shall be established in or pursuant to a resolution of the Board of Directors or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                           (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities);

                           (2) any limit upon the aggregate principal amount of the Securities of the series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of the series pursuant to Section 2.09, 2.10, 2.12,
                  9.04 or 14.03);

                           (3) the date or dates on which the principal of and premium, if any, on the Securities of the series is payable;

                           (4) the rate or rates at which the Securities of the series shall bear interest, if any, or the method by which such interest may be determined, the date or dates from which such interest shall accrue, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders to whom interest is payable;

                           (5) the place or places where the principal of, and premium, if any, and any interest on Securities of the series shall be payable;

                           (6) the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise;

                           (7) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Securityholder thereof and the price or prices at which and the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                           (8) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                           (9) if other than the principal amount thereof, the portion of the principal amount of Securities of the series which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.01 or provable in bankruptcy pursuant to Section 5.02;

                           (10) any Events of Default with respect to the Securities of a particular series, if not set forth herein;

                           (11) any trustee, authenticating or paying agents, warrant agents, transfer agents or registrars with respect to the Securities of such series;

                           (12) whether the Securities of the series shall be issued in whole or in part in the form of one or more global Securities and, in such case, the depositary for such global Security or Securities, and whether beneficial owners of interests in any such global Securities may exchange such interests for other Securities of such series in the manner provided in Section 2.09, and the manner and the circumstances under which and the place or places where any such exchanges may occur if other than in the manner provided in Section 2.09, and any other terms of the series relating to the global nature of the Securities of such series and the exchange, registration or transfer thereof and the payment of any principal thereof, or interest or premium, if any, thereon; and

                           (13) if other than Dollars, the foreign currency in which payment of the principal of, premium, if any, and interest, if any, on the Securities of a particular series;

                           (14) any other terms of the series (which terms shall not be inconsistent with the provisions of this Indenture).

         All Securities of any one series shall be substantially identical except as to denomination and except as may otherwise be provided in or pursuant to such resolution of the Board of Directors or in any such indenture supplemental hereto.

         SECTION 2.04. Authentication of the Securities. At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, President or one of its Vice Presidents and by its Treasurer or any Assistant Treasurer, without any further action by the Company hereunder. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon:

                  (a) a copy of any resolution or resolutions of the Board of Directors relating thereto and, if applicable, an appropriate record of any action taken pursuant to such resolution, in each case certified by the Secretary or an Assistant Secretary of the Company;

                  (b)      an executed supplemental indenture, if any;

                  (c) an Officers' Certificate setting forth the form and terms of the Securities as required pursuant to Sections 2.01 and 2.03, respectively; and

                  (d)      an Opinion of Counsel prepared in accordance with
Section 13.05 which shall also state:

                           (i) that the form of such Securities has been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                  Section 2.01 in conformity with the provisions of this Indenture;

                           (ii) that the terms of such Securities have been established by or pursuant to a resolution of the Board of Directors or by a supplemental indenture as permitted by
                  Section 2.03 in conformity with the provisions of this Indenture;

                           (iii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company;

                           (iv) that all laws and requirements in respect of the execution and delivery by the Company of the Securities have been complied with and that authentication and delivery of the Securities by the Trustee will not violate the terms of the Indenture; and

                           (v) such other matters as the Trustee may reasonably request.

         The Trustee shall have the right to decline to authenticate and deliver any Securities under this Section if the Trustee, being advised by counsel, determines that such action may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or vice presidents shall determine that such action would expose the Trustee to personal liability to existing holders.

         SECTION 2.05. Form, Dating and Terms of the Series A Securities. The Company's 7% Notes Due 2011 (the "SERIES A SECURITIES") are being offered and sold by the Company pursuant to a Purchase Agreement, dated March 19, 2001, among the Company and the Initial Purchasers. The Series A Securities will be resold initially only (A) to "qualified institutional buyers", as defined in Rule 144A under the Securities Act ("QIBS"), (B) to a limited number of other institutional "accredited investors", as defined in Rule 501(a)(1), (2), (3) and
(7) of Regulation D under the Securities Act ("IAIS") and (C) in offshore transactions to Non-U.S. Persons in reliance on Regulation S under the Securities Act. Such Securities may thereafter be transferred to among others, QIBs pursuant to Rule 144A, Non-U.S. Persons in reliance on Regulation S and pursuant to other exemptions from, or in transactions not subject to, the registration requirements of the Securities Act, including sales to IAIs that are not QIBs, in accordance with the procedure described herein. The Series A Securities and the Trustee's certificates of authentication shall be substantially in the forms annexed hereto as Exhibits A, B, C, D, F and K which are incorporated by reference and made a part of this Indenture with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture. The Series A Securities may have notations, legends or endorsements required by law or stock exchange agreements to which the Company is subject. Each Series A Security shall be dated the date of its authentication.

         The terms and provisions contained in the forms of the Series A Securities annexed hereto as Exhibits A, B, C, D, E, F and K shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         Each Series A Security offered and sold to QIBs will be issued on the Issue Date in the form of a permanent Global Security, without interest coupons, substantially in the form of Exhibit A, including appropriate legends as set forth in Section 2.06(a) and (b) (the "U.S. Global Securities"), registered in the name of the nominee of the depositary, deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The U.S. Global Securities may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the U.S. Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

         Each series of Securities offered and sold in offshore transactions in reliance on Regulation S shall be issued initially in the form of one or more temporary Global Securities in registered form, without interest coupons, substantially in the form set forth in Exhibit B including appropriate legends as set forth in Section 2.06(a) and (b) (the "Temporary Offshore Global Securities"), registered in the name of the nominee of the depositary, deposited with the Trustee, as custodian for the depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Offshore Global Securities (as defined below) may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for the depositary or its nominee, as hereinafter provided. At any time after the 40th day following the later of commencement of the offering of the Securities and the Issue Date, upon receipt by the Trustee and the Company of a certificate substantially in the form of Exhibit G hereto, one or more permanent Global Securities in registered form substantially in the form set forth in Exhibit C including appropriate legends as set forth in
Section 2.06(b) (the "Permanent Offshore Global Securities"; and together with the Temporary Offshore Global Securities, the "Offshore Global Securities") duly executed by the Company and authenticated by the Trustee as hereinafter provided shall be deposited with the Trustee, as custodian for the depositary or its nominee, and the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the applicable Temporary Offshore Global Security in an amount equal to the principal amount of the beneficial interest in the applicable Temporary Offshore Global Security transferred in exchange for a beneficial interest in the applicable Permanent Offshore Global Security and a corresponding increase in the principal amount of the corresponding Permanent Offshore Global Security.

         Securities offered and sold to IAIs and Securities issued pursuant to
Section 2.14 in exchange for interests in the U.S. Global Securities shall be issued in the form of permanent certificated Securities in registered form, without interest coupons, in substantially the form set forth in Exhibit E including appropriate legends as set forth in Section 2.06(a) (the "U.S. Physical Securities").

         Securities issued pursuant to Section 2.06(b) in exchange for interests in the Permanent Offshore Global Securities shall be in the form of permanent certificated Securities in registered form substantially in the form set forth in Exhibit D (the "Offshore Physical Securities").

         Exchange Securities exchanged for interests in the U.S. Global Securities or Permanent Offshore Global Securities and the Physical Securities (as defined below) will be issued in the form of a permanent Global Security substantially in the form of Exhibit F (the "Exchange Global Securities"), which is hereby incorporated by reference and made a part of this Indenture, deposited with the Trustee as hereinafter provided, including the appropriate legend pertaining to Global Securities set forth in Section 2.06(b). Such Exchange Global Securities may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. Exchange Securities issued pursuant to Section 2.14(b) in exchange for interests in existing Exchange Global Securities shall be in the form of permanent certificated Exchange Securities in registered form substantially in the form set forth in Exhibit K (the "Exchange Physical Securities", together with the Exchange Global Securities, the "Exchange Securities").

         The Offshore Physical Securities, U.S. Physical Securities and the Exchange Physical Securities are sometimes collectively herein referred to as the "Physical Securities." The U.S. Global Securities, the Offshore Global Securities and the Exchange Global Securities are sometimes referred to herein as "Global Securities."

         SECTION 2.06. Restrictive Legends for Series A Securities. Unless and until a Series A Security is exchanged for an Exchange Security or otherwise sold in connection with an effective registration statement under the Securities Act pursuant to the Registration Rights Agreement or otherwise, (A) the U.S. Global Securities shall bear the legends set forth in subparagraphs (a) and (b) below on the face thereof, (B) the U.S. Physical Securities shall bear the applicable legend set forth in subparagraph (a) below on the face thereof, and
(C) the Temporary Offshore Global Security shall bear the legends set forth in subparagraphs (a) and (b) below on the face thereof.

                  (a) THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT; (2) AGREES THAT IT WILL NOT, PRIOR TO EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY OR ONE OF ITS SUBSIDIARIES, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE

SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER) OR (F) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY PRIOR TO THE EXPIRATION OF THE HOLDING PERIOD APPLICABLE TO SALES OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE. IF THE PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR OR IS A PURCHASER WHO IS NOT A U.S. PERSON, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THIS SECURITY PURSUANT TO CLAUSE 2(E) ABOVE OR UPON ANY TRANSFER OF THIS SECURITY UNDER RULE 144(k) UNDER THE SECURITIES ACT (OR ANY SUCCESSOR PROVISION). AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. NO REPRESENTATION IS MADE AS TO THE AVAILABILITY OF ANY EXEMPTION PROVIDED BY RULE 144(k) UNDER THE SECURITIES ACT.

                  (b) Each Global Security, whether or not an Exchange Security, shall bear the following legend on the face thereof:

         "UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF [ ] OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO [ ] OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, [ ], HAS AN INTEREST HEREIN.

         TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."

         SECTION 2.07. Date and Denomination of Securities. The Securities shall be issuable as registered Securities without coupons and in such denominations as shall be specified as contemplated by Section 2.03. In the absence of any such specification with respect to the Securities of any series, the Securities of such Series shall be issuable in the denominations of $1,000 and any multiple thereof. The Securities shall be numbered, lettered, or otherwise distinguished in such manner or in accordance with such plans as the officers of the Company executing the same may determine with the approval of the Trustee as evidenced by the execution and authentication thereof.

         Every Security shall be dated the date of its authentication, shall bear interest, if any, from such date and shall be payable on such dates, in each case, as contemplated by Section 2.03.

         The person in whose name any Security of any series is registered at the close of business on any record date (as hereinafter defined) with respect to any interest payment date shall be entitled to receive the interest, if any, payable on such interest payment date notwithstanding the cancellation of such Security upon any transfer or exchange subsequent to the record date and prior to such interest payment date; provided, however, that if and to the extent the Company shall default in the payment of the interest due on such interest payment date, such defaulted interest shall be paid to the persons in whose names outstanding Securities are registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date, such subsequent record date to be not less than 5 days preceding the date of payment of such defaulted interest. The term "RECORD DATE" as used in this Section with respect to any interest payment date shall mean if such interest payment date is the first day of a calendar month, the fifteenth day of the next preceding calendar month and shall mean, if such interest payment date is the fifteenth day of a calendar month, the first day of such calendar month, whether or not such record date is a business day.

         SECTION 2.08. Execution of Securities. The Securities shall be signed in the name and on behalf of the Company by the facsimile signature of its Chairman of the Board of Directors, President or one of its Vice Presidents and by the facsimile signature of its Treasurer or one of its Assistant Treasurers, under its corporate seal which may be affixed thereto or printed, engraved or otherwise reproduced thereon, by facsimile or otherwise, and which need not be attested. Only such Securities as shall bear thereon a certificate of authentication substantially in the form hereinbefore recited, executed by the Trustee or the Authenticating Agent, shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose. Such certificate by the Trustee or the Authenticating Agent upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the benefits of this Indenture.

         In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer before the Securities so signed shall have been authenticated and delivered by the Trustee or the Authenticating Agent, or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such persons as, at the actual date of the execution of such Security, shall be the proper officers of the Company, although at the date of the execution of this Indenture any such person was not such an officer.

         SECTION 2.09. Exchange and Registration of Transfer of Securities. Subject to Section 2.03(12), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series of other authorized denominations. Securities to be exchanged may be surrendered at the principal office of the Trustee or at any office or agency to be maintained by the Company for such purpose as provided in Section 3.02 and the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities which the Securityholder making the exchange shall be entitled to receive. Upon due presentment for registration of transfer of any Security of any series at the principal office of the Trustee or at any office or agency of the Company maintained for such purpose as provided in Section 3.02 the Company or the Trustee shall execute and register and the Trustee or the Authenticating Agent shall authenticate and deliver in the name of the transferee or transferees a new Security or Securities of the same series for a like aggregate principal amount. Registration or registration of transfer of any Security by the Trustee or by any agent of the Company appointed pursuant to Section 3.02, and delivery of such Security, shall be deemed to complete the registration or registration of transfer of such Security.

         The Company or the Trustee shall keep, at the principal office of the Trustee, a register for each series of Securities issued hereunder in which, subject to such reasonable regulations as it may prescribe, the Company or the Trustee shall register all Securities and shall register the transfer of all Securities as in this Article Two provided. Such register shall be in written form or in any other form capable of being converted into written form within a reasonable time.

         All Securities presented for registration of transfer or for exchange or payment shall (if so required by the Company or the Trustee or the Authenticating Agent) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the Company and the Trustee or the Authenticating Agent duly executed by, the holder or his attorney duly authorized in writing.

         No service charge shall be made for any exchange or registration of transfer of Securities, but the Company or the Trustee may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in connection therewith.

         The Company or the Trustee shall not be required to exchange or register a transfer of (a) any Security for a period of 15 days next preceding the date of selection of Securities of such series for redemption, or (b) any Securities of any series selected, called or being called for redemption in whole or in part, except in the case of any Securities of any series to be redeemed in part, the portion thereof not so to be redeemed.

         SECTION 2.10. Special Transfer Provisions of the Series A Security. Unless and until a Series A Security is exchanged for an Exchange Security or otherwise sold in connection with an effective registration statement pursuant to the Registration Rights Agreement, the following provisions shall apply:

                  (a) Transfers to Non-QIB IAIs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security or any beneficial interest therein to any IAI which is not a QIB (excluding Non-U.S. Persons):

                           (i) The Registrar shall register the transfer of any Security or beneficial interest therein, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the time period referred to in Rule 144(k) under the Securities Act or (y) the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit H hereto.

                           (ii) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Securities, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (i) above and (y) instructions given in accordance with the depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the beneficial interest in the U.S. Global Securities to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more U.S. Physical Securities of like tenor and amount.

                  (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Security or beneficial interest therein to a QIB (excluding Non-U.S. Persons):

                           (i) If the Security to be transferred consists of (x) U.S. Physical Securities, the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A or (y) an interest in the U.S. Global Securities, the transfer of such interest may be effected only through the book entry system maintained by the depositary.

                           (ii) If the proposed transferee is an Agent Member, and the Security to be transferred consists of U.S. Physical Securities, upon receipt by the Registrar of the documents referred to in paragraph (i) above and instructions given in accordance with the depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of U.S. Global Securities in an amount equal to the principal amount of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the U.S. Physical Securities so transferred.

                  (c) Transfers of Interests in the Temporary Offshore Global Securities. The following provisions shall apply with respect to registration of any proposed transfer of an interest in a Temporary Offshore Global Security:

                           (i) The transfer of such interest may be effected only through the book entry system maintained by the appropriate depositary and only if (x) the proposed transferee is a Non-U.S. Person and the proposed transferor has delivered to the Registrar a certificate substantially in the form of
                  Exhibit I hereto or (y) the proposed transferee is a QIB and the proposed transferor has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                           (ii) If the proposed transferee is an Agent Member, upon receipt by the Registrar of the documents referred to in clause (i)(y) above and instructions given in accordance with the depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the Temporary Offshore Global Securities to be transferred, and the Trustee shall decrease the amount of the Temporary Offshore Global Securities.

                  (d) Transfers of Interests in the Permanent Offshore Global Securities, Offshore Physical Securities, Exchange Global Securities or Exchange Physical Securities. The following provisions shall apply with respect to any transfer of interests in Permanent Offshore Global Securities, Offshore Physical Securities, Exchange Global Securities or Exchange Physical Securities. The Registrar shall register the transfer of any such Security without requiring any additional certification. The transfer of interests in the Permanent Offshore Global Securities and the Exchange Global Securities may be effected only through the book entry system maintained by the appropriate depositary. The Registrar shall reflect on its books and records the date and a decrease in the principal amount of the Permanent Offshore Global Securities or Exchange Global Securities, as applicable, in an amount equal to the principal amount of the beneficial interest in such Security to be transferred, and, if the proposed transferee is an Agent Member that will take delivery in the form of a beneficial interest in a Global Security, upon receipt by the Registrar of instructions given in accordance with the depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of such new Global Securities in an amount equal to the principal amount of the applicable Securities to be transferred and will simultaneously cancel a like principal amount of physical Securities being surrendered for transfer or exchange, or simultaneously record a decrease in like principal amount of the Global Security the beneficial interest in which is being surrendered for transfer or exchange, as applicable.

                  (e) Transfers to Non-U.S. Persons at Any Time. The following provisions shall apply with respect to any transfer of a Security or a beneficial interest therein to a Non-U.S. Person:

                           (i) Prior to the 41st day following the later of commencement of the offering of the Securities and the Issue Date, the Registrar shall register any proposed transfer of a Security to a Non-U.S. Person upon receipt of a certificate substantially in the form of Exhibit I hereto from the proposed transferor.

                           (ii) On and after the 41st day following the later of commencement of the offering of the Securities and the Issue Date, the Registrar shall register any proposed transfer to any Non-U.S. Person if the Security to be transferred is a U.S. Physical Security or an interest in U.S. Global Securities, upon receipt of a certificate substantially in the form of Exhibit I hereto from the proposed transferor. If the Security to be transferred is a U.S. Physical Security, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Offshore Physical Securities of like tenor and amount, or, if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Securities in an amount equal to the principal amount of the U.S. Physical Securities to be transferred, and the Trustee shall cancel the U.S. Physical Securities so transferred.

                           (iii) (a) If the proposed transferor is an Agent Member holding a beneficial interest in the U.S. Global Securities, upon receipt by the Registrar of (x) the documents, if any, required by paragraph (ii) and (y) instructions in accordance with the depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of the U.S. Global Securities in an amount equal to the principal amount of the beneficial interest in the U.S. Global Securities to be transferred, and (b) if the proposed transferee is an Agent Member, upon receipt by the Registrar of instructions given in accordance with the depositary's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Offshore Global Securities in an amount equal to the principal amount of the U.S. Global Securities to be transferred, and the Trustee shall decrease the principal amount of the U.S. Global Securities.

                  (f) Private Placement Legend. Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless either (i) the circumstances contemplated by the seventh paragraph of Section 2.05 or (a)(i)(x) or (e)(ii) of this Section
2.10 exist or (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  (g) General. By its acceptance of any Security bearing the Private Placement Legend, each Holder of such a Security acknowledges the restrictions on transfer of such Security set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Security only as provided in this Indenture. The Registrar shall be entitled to receive and rely on written instructions from the Company verifying that such transfer complies with such restrictions on transfer. In connection with any transfer of Securities, each Holder agrees by its acceptance of the Securities to furnish the Registrar or the Company such certifications, legal opinions or other information as either of them may reasonably require to confirm that such transfer is being made pursuant to an exemption from, or a transaction not subject to, the registration requirements of the Securities Act; provided that the Registrar shall not be required to determine (but may rely on a determination made by the Company with respect to) the sufficiency of any such certifications, legal opinions or other information.

         The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.15 or this Section 2.10. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

         SECTION 2.11. Mutilated, Destroyed, Lost or Stolen Securities. In case any temporary or definitive Security shall become mutilated or be destroyed, lost or stolen, the Company shall execute, and upon its request the Trustee shall authenticate and deliver, a new Security of the same series bearing a number not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof.

         The Trustee may authenticate any such substituted Security and deliver the same upon the written request or authorization of any officer of the Company. Upon the issuance of any substituted Security, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated Security) if the applicant for such payment shall furnish to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless and, in case of destruction, loss or theft, evidence satisfactory to the Company and to the Trustee of the destruction, loss or theft of such Security and of the ownership thereof.

         Every substituted Security of any series issued pursuant to the provisions of this Section 2.11 by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of the same series duly issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by applicable law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.12. Temporary Securities. Pending the preparation of definitive Securities of any series the Company may execute and the Trustee shall authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities. Without unreasonable delay the Company will execute and deliver to the Trustee or the Authenticating Agent definitive Securities and thereupon any or all temporary Securities of such series may be surrendered in exchange therefor, at the principal office of the Trustee or at any office or agency maintained by the Company for such purpose as provided in Section 3.02, and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Securities a like aggregate principal amount of such definitive Securities. Such exchange shall be made by the Company at its own expense and without any charge therefor except that in case of any such exchange involving a registration of transfer the Company may require payment of a sum sufficient to cover any tax, fee or other governmental charge that may be imposed in relation thereto. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

         SECTION 2.13. Cancellation of Securities Paid, Etc. All Securities surrendered for the purpose of payment, redemption, exchange or registration of transfer, shall, if surrendered to the Company or any paying agent, be surrendered to the Trustee and promptly cancelled by it, or, if surrendered to the Trustee or any Authenticating Agent, shall be promptly cancelled by it, and no

Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. All Securities cancelled by any Authenticating Agent shall be delivered to the Trustee. The Trustee shall dispose of cancelled Securities in accordance with its customary procedures. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

         SECTION 2.14. Book-Entry Provisions for Global Securities. (a) Global Securities representing the Securities of any series (including the Series A Securities) initially shall (i) be registered in the name of the depositary for such Global Securities or the nominee of such depositary, (ii) be delivered to the Trustee as custodian for such depositary and (iii) bear the legends as set forth in Section 2.06(b) and, if applicable, the legend set forth in Section 2.06(a).

         Members of, or participants in, the depositary (each, an "Agent Member") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the depositary, or the Trustee as its custodian, or under such Global Security, and the depositary may be treated by the Company, the Trustee and any agent of the Company, or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company, or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by the depositary or impair, as between the depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Security.

                  (b) Transfers of a Global Security shall be limited to transfers of such Global Security in whole, but not in part, to the depositary, its successors or their respective nominees. Interests of beneficial owners in Global Securities may be transferred in accordance with the rules and procedures of the depositary and the provisions of Section 2.07. In addition, permanent certified definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in the Global Securities of any series if (i) the Company notifies the Trustee in writing that the depositary is no longer willing or able to act as depositary or the depositary ceases to be registered as a clearing agency under the Exchange Act and a successor depositary is not appointed by the Company within 90 days of such notice, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of the Securities of such series in definitive form under this Indenture, (iii) an Event of Default has occurred and is continuing and the Registrar has received a request from the depositary or (iv) in accordance with the rules and procedures of the depositary and the provisions of Section 2.07. In the case of Series A Securities, U.S. Physical Securities and Offshore Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interest in the U.S. Global Securities or the Permanent Offshore Global Securities, as the case may be, and the Exchange Physical Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in Exchange Global Securities.

                  (c) Any beneficial interest in one of the Global Securities that is transferred to a person who takes delivery in the form of an interest in another Global Security will, upon transfer, cease to be an interest in such Global Security and become an interest in such other Global Security and, accordingly, will thereafter be subject to all transfer restrictions, if any, and other procedures applicable to beneficial interests in such other Global Security for as long as it remains such an interest.

                  (d) In connection with any transfer of a portion of the beneficial interests in a Global Security to beneficial owners pursuant to paragraph (b) of this Section 2.14, the Registrar shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in such Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more permanent certificated Securities (which, in the case of the Series A Securities shall be U.S. Physical Securities, Offshore Physical Securities or Exchange Physical Securities, as the case may be) of like tenor and amount.

                  (e) In connection with the transfer of Global Securities (which, in the case of the Series A Securities, shall be U.S. Global Securities, Permanent Offshore Global Securities or Exchange Global Securities, as the case may be), in whole, to beneficial owners pursuant to paragraph (b) of this
Section 2.14, such Global Securities, Permanent Offshore Global Securities or the Exchange Global Securities, as case may be, shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the depositary in exchange for its beneficial interest in such Global Securities (which, in the case of the Series A Securities may be U.S. Global Securities, Permanent Offshore Global Securities or the Exchange Global Securities, as the case may be) an equal aggregate principal amount of permanent certificated definitive Securities (which, in the case of the Series A Securities shall be U.S. Physical Securities, Offshore Physical Securities or Exchange Physical Securities, as the case may be) of authorized denominations.

                  (f) Any U.S. Physical Security delivered in exchange for an interest in the U.S. Global Securities pursuant to paragraph (b), (d) or (e) of this Section 2.14 shall, except as otherwise provided by paragraph (e) of
Section 2.07, bear the legend regarding transfer restrictions applicable to the U.S. Physical Security set forth in Section 2.06(a).

                  (g) The registered holder of a Global Security may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

         SECTION 2.15. Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Company shall cause each of the Registrar and the Paying Agent to maintain an office or agency in the Borough of Manhattan, The City of New York. The Registrar shall keep a register of the Securities and of their transfer and exchange (the "Security Register"). The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

         The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 6.06. The Company, any Subsidiary or any Affiliate of any of them may act as Paying Agent, Registrar, co-registrar or transfer agent.

         The Company initially appoints the Trustee as Registrar and Paying Agent for the Securities. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall furnish to the Trustee as of each record date and at such other times as the Trustee may reasonably request the names and addresses of Holders as they appear in the Security Register, including the aggregate principal amount of Securities held by each Holder.

         SECTION 2.16. CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers.

                                   ARTICLE 3

                       PARTICULAR COVENANTS OF THE COMPANY

         SECTION 3.01. Payment of Principal, Premium and Interest. The Company covenants and agrees for the benefit of each series of Securities that the Company will duly and punctually pay or cause to be paid the principal of and premium, if any, and interest on each of the Securities of that series at the place, at the respective times and in the manner provided in such Securities. The obligation if the LLC and LP as the Company to pay the Securities shall be joint and several. Each installment of interest on the Securities of any series may be paid by mailing checks for such interest payable to the order of the holders of Securities entitled thereto as they appear on the registry books of the Company.

         SECTION 3.02. Offices for Notices and Payments, etc. So long as any of the Securities remains outstanding, the Company will maintain in the Borough of Manhattan, the City of New York, an office or agency where the Securities of each series may be presented for payment, an office or agency where the Securities of that Series may be presented for registration of transfer and for exchange as in this Indenture provided and an office or agency where notices and demands to or upon the Company in respect of the Securities of that Series or of this Indenture may be served. The Company will give to the Trustee written notice of the location of any such office or agency and of any change of location thereof. Until otherwise designated from time to time by the Company in a notice to the Trustee, or specified as contemplated by Section 2.03, any such office or agency for all of the above purposes shall be the office or agency of the

Trustee. In case the Company shall fail to maintain any such office or agency in the Borough of Manhattan, the City of New York, or shall fail to give such notice of the location or of any change in the location thereof, presentations and demands may be made and notices may be served at the principal office of the Trustee.

         In addition to any such office or agency, the Company may from time to time designate one or more offices or agencies outside the Borough of Manhattan, the City of New York, where the Securities may be presented for registration of transfer and for exchange in the manner provided in this Indenture, and the Company may from time to time rescind such designation, as the Company may deem desirable or expedient; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain any such office or agency in the Borough of Manhattan, the City of New York, for the purposes above mentioned. The Company will give to the Trustee prompt written notice of any such designation or rescission thereof.

         SECTION 3.03. Appointments to Fill Vacancies in Trustee's Office. The Company, whenever necessary to avoid or fill a vacancy in the office of Trustee, will appoint, in the manner provided in Section 6.10, a Trustee, so that there shall at all times be a Trustee hereunder.

         SECTION 3.04. Provisions as to Paying Agent. (a) If the Company shall appoint a paying agent other than the Trustee with respect to the Securities of any series, it will cause such paying agent to execute and deliver to the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provision of this Section 3.04.

                           (i) that it will hold all sums held by it as such agent for the payment of the principal of and premium, if any, or interest, if any, on the Securities of such series (whether such sums have been paid to it by the Company or by any other obligor on the Securities of such series) in trust for the benefit of the holders of the Securities of such series; and

                           (ii) that it will give the Trustee notice of any failure by the Company (or by any other obligor on the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall be due and payable.

                  (b) If the Company shall act as its own paying agent, it will, on or before each due date of the principal of and premium, if any, or interest, if any, on the Securities of any series, set aside, segregate and hold in trust for the benefit of the holders of the Securities of such series a sum sufficient to pay such principal, premium or interest so becoming due and will notify the Trustee of any failure to take such action and of any failure by the Company (or by any other obligor under the Securities of such series) to make any payment of the principal of and premium, if any, or interest, if any, on the Securities of such series when the same shall become due and payable.

                  (c) Anything in this Section 3.04 to the contrary notwithstanding, the Company may, at any time, for the purpose of obtaining a satisfaction and discharge with respect to one or more or all series of Securities hereunder, or for any other reason, pay or cause to be paid to the Trustee all sums held in trust for any such series by the Trustee or any paying agent hereunder, as required by this Section 3.04, such sums to be held by the Trustee upon the trusts herein contained.

                  (d) Anything in this Section 3.04 to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section
3.04 is subject to Sections 11.03 and 11.04.

         SECTION 3.05. Limitation on Liens. The Company will not itself and will not permit any Restricted Subsidiary to, incur, issue, assume, or guarantee any Securities, bonds, debentures or other similar evidences of indebtedness for money borrowed, secured by a Mortgage on any Restricted Property, or on any shares of stock or indebtedness of a Restricted Subsidiary, without effectively providing concurrently with the incurrence, issuance, assumption or guarantee of such secured indebtedness that the Securities of each series (together with, if the Company shall so determine, any other indebtedness of the Company or such Restricted Subsidiary then existing or thereafter created ranking on a parity with the Securities of each series) shall be secured equally and ratably with (or prior to) such secured indebtedness, so long as such secured indebtedness shall be so secured, unless, after giving effect thereto, the aggregate amount of all such secured indebtedness (excluding any indebtedness secured by Mortgages of the types referred to in clauses (a) through (d) below) plus all Attributable Debt of the Company and its Restricted Subsidiaries in respect of sale and leaseback transactions (as defined in Section 3.06) involving Restricted Property, but excluding any Attributable Debt in respect of any such sale and leaseback transactions, the proceeds of which have been applied to the retirement of Funded Debt pursuant to clause (e) of Section 3.06, would not exceed 10% of Consolidated Net Assets as shown on the latest audited consolidated financial statements of the Company; provided, however, that this
Section 3.05 shall not apply to:

                  (a) Mortgages on property of, or on any shares of stock or indebtedness of, any Person existing at the time such corporation becomes a Subsidiary;

                  (b) Mortgages on property existing at the time of acquisition thereof (including acquisition through merger or consolidation) or to secure the payment of all or any part of the purchase price or cost of construction, development, expansion or improvement thereof or to secure any indebtedness incurred prior to, at the time of, or within 12 months after, the acquisition or completion of construction, development, expansion or improvement of such property for the purpose of financing all or any part of the purchase price or cost of construction, development, expansion or improvement thereof;

                  (c) Mortgages in favor of the Company or any Restricted Subsidiary; and

                  (d) any extension, renewal or replacement (or successive extensions, renewals or replacements), as a whole or in part, of any Mortgage referred to in the foregoing clauses (a) to (c), inclusive; provided, that such extension, renewal or replacement Mortgage shall be limited to all or a part of the same property that secured the Mortgage extended, renewed or replaced (plus improvements on such property).

         The following types of transactions, among others, shall not be deemed to create indebtedness secured by a Mortgage within the meaning of the foregoing paragraph: the Mortgage of any property of the Company or any Subsidiary in favor of the United States of America, or any State, or any entity, department, agency, instrumentality or political subdivision of either, to secure partial, progress, advance or other payments to the Company or any Subsidiary pursuant to the provisions of any contract or statute, or the Mortgage of any property to secure indebtedness of the pollution control or industrial revenue bond type.

         SECTION 3.06. Limitation on Sales and Leasebacks. The Company will not itself, and will not permit any Restricted Subsidiary to, enter into any arrangement with any bank, insurance company or other lender or investor (not including the Company or any Restricted Subsidiary), or to which any such lender or investor is a party, providing for the leasing by the Company or such Restricted Subsidiary for a period, including renewals, in excess of 3 years of any Restricted Property which has been owned and operated by the Company or such Restricted Subsidiary for more than 12 months and which has been or is to be sold or transferred by the Company or such Restricted Subsidiary to such lender or investor or to any person to whom funds have been or are to be advanced by such lender or investor on the security of such Restricted Property (herein referred to as a "SALE AND LEASEBACK TRANSACTION") unless either:

                  (a) the Company or such Restricted Subsidiary could create indebtedness secured by a Mortgage pursuant to Section 3.05 on the Restricted Property to be leased, in an amount equal to the Attributable Debt with respect to such sale and leaseback transaction, without equally and ratably securing the Securities of each series;

                  (b) since the date hereof and within a period commencing 12 months prior to the consummation of the sale and leaseback transaction and ending 12 months after the consummation of such sale and leaseback transaction, the Company or any Restricted Subsidiary, as the case may be, has expended or will expend for any Restricted Property an amount equal to (i) the greater of
(x) the net proceeds of such sale and leaseback transaction and (y) the fair market value of the Restricted Property so leased at the time of entering into such transaction, as determined by the Board of Directors (the greater of the sums specified in clauses (x) and (y) being referred to herein as the "Net Proceeds" of such transaction), and the Company elects to designate such amount as satisfying any obligation it would otherwise have under clause (c) hereof or
(ii) a part of the Net Proceeds of such transaction and the Company elects to designate such amount as satisfying part of the obligation it would otherwise have under clause (c) hereof and applies an amount equal to the remainder of such Net Proceeds as provided in clause (c) hereof; or

                  (c) the Company within 12 months of the consummation of any such sale and leaseback transaction, applies an amount equal to the Net Proceeds of such transaction (less any amount elected under clause (b) of this Section 3.06) to the retirement of Funded Debt of the Company ranking on a parity with the Securities of each series. No retirement referred to in this clause (c) may be effected by payment at maturity or pursuant to any mandatory sinking fund or prepayment provision.

         SECTION 3.07. Certificate to Trustee. The Company will deliver to the Trustee on or before April 30 in each year (beginning with April 30, 2002), so long as Securities of any series are outstanding hereunder, an Officers' Certificate stating that in the course of the performance by the signers of their duties as officers of the Company they would normally have knowledge of any default by the Company in the performance of any covenants contained in Sections 3.05, 3.06 and 10.03, stating whether or not they have knowledge of any such default and, if so, specifying each such default of which the signers have knowledge and the nature thereof.

         SECTION 3.08. Calculation of Original Issue Discount.

         The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of original issue discount (including daily rates and accrual periods) accrued on Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Internal Revenue Code of 1986, as amended from time to time.

                                   ARTICLE 4

        SECURITYHOLDERS' LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE

         SECTION 4.01. Securityholders' Lists. The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee:

                  (a) semi-annually. not more than 15 days after each record date for each series of Securities, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Securityholders of such series of Securities as of such record date (and on dates to be determined pursuant to Section 2.03 for non-interest bearing securities in each year); and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company, of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

except that no such lists need be furnished so long as the Trustee is in possession thereof by reason of its acting as Security registrar for such series.

         SECTION 4.02. Preservation and Disclosure of Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information as to the names and addresses of the holders of each series of Securities (i) contained in the most recent list furnished to it as provided in
Section 4.01 or (ii) received by it in the capacity of Securities registrar (if so acting) hereunder. The Trustee may destroy any list furnished to it as provided in Section 4.01 upon receipt of a new list so furnished.

                  (a) In case 3 or more holders of Securities of any series (hereinafter referred to as "APPLICANTS") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least 6 months preceding the date of such application, and, such application states that the applicants desire to communicate with other holders of Securities of such series or with holders of all Securities with respect to their rights under this Indenture or under such Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall within 5 business days after the receipt of such application, at its election, either:

                           (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, or

                           (ii) inform such applicants as to the approximate number of holders of such series or all Securities, as the case may be, whose names and addresses appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section 4.02, and as to the approximate cost of mailing to such Securityholders the form of proxy or other communication, if any, specified in such application.

         If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Securityholder of such series or all Securities, as the case may be, whose name and address appear in the information preserved at the time by the Trustee in accordance with the provisions of subsection (a) of this Section
4.02 a copy of the form of proxy or other communication which is, specified in such request with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within 5 days after such tender, the Trustee shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the holders of Securities of such series or all Securities, as the case may be, or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If said Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining 1 or more of such objections, said Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Securityholders with reasonable promptness after the entry of such order and the renewal of such tender, otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Each and every holder of Securities, by receiving and holding the same, agrees with Company and the Trustee that neither the Company nor the Trustee nor any paying agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with the provisions of subsection (b) of this
Section 4.02, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under said subsection (b).

         SECTION 4.03. Reports by Company. (a) The Company covenants and agrees to file with the Trustee, within 15 days after the Company is required to file the same with the Securities and Exchange Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as said Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with said Commission pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of such sections, then to file with the Trustee and said Commission. in accordance with rules and regulations prescribed from time to time by said Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations. Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                  (b) The Company covenants and agrees to file with the Trustee and the Securities and Exchange Commission, in accordance with the rules and regulations prescribed from time to time by said Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants provided for in this Indenture as may be required from time to time by such rules and regulations.

                  (c) The Company covenants and agrees to transmit by mail to all holders of Securities, as the names and addresses of such holders appear upon the Security register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to subsections (a) and (b) of this Section 4.03 as may be required by rules and regulations prescribed from time to time by the Securities and Exchange Commission.

         SECTION 4.04. Reports by the Trustee. (a) The Trustee shall transmit to Securityholders such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) of the Trust Indenture Act, the Trustee shall, within sixty days after each March 15, following the date of this Indenture deliver to Securityholders a brief report, dated as of such March 15, which complies with the provisions of such
Section 313(a).

                  (b) A copy of each such report shall, at the time of such transmission to securityholders, be filed by the Trustee with each stock exchange upon which the Securities of any applicable series are listed and also with the Securities and Exchange Commission. The Company will notify the Trustee when and as the Securities of any series become listed on any stock exchange.

                                   ARTICLE 5

         REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT

         SECTION 5.01. Events of Default. In case one or more of the following Events of Default with respect to Securities of any series or such other events as may be established with respect to the Securities of that series as contemplated by Section 2.03 hereof shall have occurred and be continuing:

                  (a) default in the payment of any interest upon any Securities of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

                  (b) default in the payment of all or any part of the principal of (or premium, if any, on) any Securities of that series when the same shall become due and payable either at maturity, upon redemption (including redemption for the sinking fund), by declaration or otherwise; or

                  (c) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with and other than those set forth exclusively in terms of any particular series of Securities established as contemplated in this Indenture), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in principal amount of the Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (d) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Company, or the LLC individually or the LP individually, in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of the Company, the LLC, the LP, or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                  (e) the Company, the LLC or the LP shall commence a voluntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of the Company, the LLC, the LP, or of any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

If an Event of Default occurs and is continuing, then, and in each and every such case, unless the principal of all of the Securities of such series shall have already become due and payable, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Securities of such series then outstanding hereunder, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of that series are Original Issue Discount Securities, such portion of the principal amount as may be specified in the terms of that series) of all Securities of such series and the interest accrued thereon, if any, to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable.

         The foregoing provisions, however, are subject to the condition that if, at any time after the principal (or, if the Securities are Original Issue Discount Securities, such portion of the principal as may be specified in the terms thereof) of the Securities of any series (or of all the Securities, as the case may be) shall have been so declared due and payable, and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall pay or shall deposit with the Trustee a sum sufficient to pay all matured installments of interest upon all the Securities of such series (or of all the Securities, as the case may be) and the principal of and premium, if any, on any and all Securities of such series (or of all the Securities, as the case may be) which shall have become due otherwise than by acceleration (with interest upon such principal and premium, if any, and, to the extent that payment of such interest is enforceable under applicable law, on overdue installments of interest, at the same rate as the rate of interest or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series, (or at the respective rates of interest or Yields to Maturity of all the Securities, as the case may be) to the date of such payment or deposit) and such amount as shall be sufficient to cover reasonable compensation to the Trustee and each predecessor Trustee, their respective agents, attorneys and counsel, and all other expenses and liabilities incurred and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the non-payment of the principal of or premium, if any, on Securities which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein - then and in every such case the holders of a majority in aggregate principal amount of the Securities of such series then outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series and rescind and annul such declaration and its consequences, but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         In case the Trustee shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned because of such rescission or annulment or for any other reason or shall have been determined adversely to the Trustee, then and in every such case the Company, the Trustee and the holders of the Securities shall be restored respectively to their several positions and rights hereunder, and all rights, remedies and powers of the Company, the Trustee and the holders of the Securities shall continue as though no such proceeding had been taken.

         SECTION 5.02. Payment of Securities on Default; Suit Therefor. The Company covenants that (a) in case default shall be made in the payment of any installment of interest upon any of the Securities of any series as and when the same shall become due and payable, and such default shall have continued for a period of 30 days, or (b) in case default shall be made in the payment of the principal of or premium, if any, on any of the Securities of any series as and when the same shall have become due and payable, whether at maturity of the Securities of this series or upon redemption or by declaration or otherwise - then, upon demand of the Trustee, the Company will pay to the Trustee, for the benefit of the holders of the Securities of that series, the whole amount that then shall have become due and payable on all such Securities of that series for principal and premium, if any, or interest, or both, as the case may be, with interest upon the overdue principal and premium, if any, and (to the extent that payment of such interest is enforceable under applicable law) upon the overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) borne by the Securities of that series; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including a reasonable compensation to the Trustee, its agents, attorneys and counsel, and any expenses or liabilities incurred by the Trustee hereunder other than through its negligence or bad faith.

         In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any actions or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor on such Securities and collect in the manner provided by law out of the property of the Company or any other obligor on such Securities wherever situated the moneys adjudged or decreed to be payable.

         In case there shall be pending proceedings for the bankruptcy or for the reorganization of the Company or any other obligor on the Securities of any series under Title 11, United States Code, or any other applicable law, or in case a receiver or trustee shall have been appointed for the property of the Company or such other obligor, or in the case of any other similar judicial proceedings relative to the Company or other obligor upon the Securities of any series, or to the creditors or property of the Company or such other obligor, the Trustee, irrespective of whether the principal of the Securities of any series shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section 5.02, shall be entitled and empowered, by intervention in such proceedings or otherwise, to file and prove a claim or claims for the whole amount of principal and interest (or, if the Securities of that series are Original Issue Discount Securities such portion of the principal amount as may be specified in the terms of that series) owing and unpaid in respect of the Securities of such series and, in case of any judicial proceedings, to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Securityholders allowed in such judicial proceedings relative to the Company or any other obligor on the Securities of any series, or to the creditors or property of the Company or such other obligor, unless prohibited by applicable law and regulations, to vote on behalf of the holders of the Securities or any series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency proceedings or person performing similar functions in comparable proceedings, and to collect and receive any moneys or other property payable or deliverable on any such claims, and to distribute the same after the deduction of its charges and expenses; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby, authorized by each of the Securityholders to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         Nothing herein contained shall be construed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities of any series or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities, or the production thereof on any trial or other proceeding relative thereto, and any such suit or proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall be for the ratable benefit of the holders of the Securities.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

         SECTION 5.03. Application of Moneys Collected by Trustee. Any moneys collected by the Trustee shall be applied in the order following, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities in respect of which moneys have been collected, and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                  FIRST: To the payment of costs and expenses of collection applicable to such series and reasonable compensation to the Trustee, its agents, attorneys and counsel, and of all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of its negligence or bad faith;

                  SECOND: In case the principal of the outstanding Securities in respect of which moneys have been collected shall not have become due and be unpaid, to the payment of interest on the Securities of such series, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest or Yield to Maturity (in the case of Original Issue Discount Securities) at the rate borne by the Securities of such series, such payments to be made ratably to the persons entitled thereto;

                  THIRD: In case the principal of the outstanding Securities in respect of which moneys have been collected shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) upon overdue installments of interest at the rate or Yield to Maturity (in the case of Original Issue Discount Securities) specified in the Securities of such series; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities of such series, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratably to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

         SECTION 5.04. Proceedings by Securityholders. No holder of any Security of any series shall have any right by virtue of or by availing of any provision of this Indenture to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless such holder previously shall have given to the Trustee written notice of default and of the continuance thereof, as hereinbefore provided, and unless also the holders of not less than 25% in aggregate principal amount of the Securities of that series then outstanding shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such action, suit or proceeding, it being understood and intended, and being expressly covenanted by the taker and holder of every Security with every other taker and holder and the Trustee, that no one or more holders of Securities of any series shall have any right in any manner whatever by virtue of or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other holder of Securities, or to obtain or seek to obtain priority over or preference to any other such holder, or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities of the applicable series.

         Notwithstanding any other provisions in this Indenture, however, the right of any holder of any Security to receive payment of the principal of, premium, if any, and interest, if any, on such Security, on or after the same shall have become due and payable, or to institute suit for the enforcement of any such payment, shall not be impaired or affected without the consent of such holder.

         SECTION 5.05. Proceedings by Trustee. In case of an Event of Default hereunder the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either by suit in equity or by action at law or by proceeding in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture, or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law.

         SECTION 5.06. Remedies Cumulative and Continuing. All powers and remedies given by this Article Five to the Trustee or to the Securityholders shall, to the extent permitted by law, be deemed cumulative and not exclusive of any thereof or of any other powers and remedies available to the Trustee or the holders of the Securities, by judicial proceedings or otherwise, to enforce the performance or observance of the covenants and agreements contained in this Indenture, and no delay or omission of the Trustee or of any holder of any of the Securities to exercise any right or power accruing upon any default occurring and continuing as aforesaid shall impair any such right or power, or shall be construed to be a waiver of any such default or an acquiescence therein; and, subject to the provisions of Section 5.04, every power and remedy given by this Article Five or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Securityholders.

         SECTION 5.07. Direction of Proceedings and Waiver of Defaults by Majority of Securityholders. The holders of a majority in aggregate principal amount of the Securities of any or all series affected (voting as one class) at the time outstanding shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that (subject to the provisions of Section 6.01) the Trustee shall have the right to decline to follow any such direction if the Trustee shall determine that the action so directed would be unjustly prejudicial to the holders not taking part in such direction or if the Trustee being advised by counsel determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors or trustees, executive committee, or a trust committee of directors or trustees and/or Responsible Officers shall determine that the action or proceedings so directed would involve the Trustee in personal liability. Prior to any declaration accelerating the maturity of any series of the Securities, or of all the Securities, as the case may be, the holders of a majority in aggregate principal amount of the Securities of that series at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or Event of Default including any default established pursuant to Section 2.03 and its consequences except a default (a) in the payment of principal of, premium, if any, or interest on any of the Securities or (b) in respect of covenants or provisions hereof which cannot be modified or amended without the consent of the holder of each Security affected. Upon any such waiver the Company, the Trustee and the holders of the Securities of that series (or of all Securities, as the case may be) shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon. Whenever any default or Event of Default hereunder shall have been waived as permitted by this Section 5.07 said default or Event of Default shall for all purposes of the Securities of that series (or of all Securities, as the case may be) and this Indenture be deemed to have been cured and to be not continuing.

         SECTION 5.08. Notice of Defaults. The Trustee shall, within 90 days after the occurrence of a default with respect to the Securities of any series, mail to all Securityholders of that series, as the names and addresses of such holders appear upon the Security register, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice (the term "defaults" for the purpose of this Section 5.08 being hereby defined to be the events specified in clauses (a),
(b), (c), (d) and (e) of Section 5.01, not including periods of grace, if any, provided for therein, and irrespective of the giving of written notice specified in clause (c) of Section 5.01); and provided that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee, or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series; and provided further, that in the case of any default of the character specified in Section 5.01 (c) no such notice to Securityholders of such series shall be given until at least 60 days after the occurrence thereof but shall be given within 90 days after such occurrence.

         SECTION 5.09. Undertaking to Pay Costs. All parties to this Indenture agree, and each holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this

Indenture, or in any suit against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this
Section 5.09 shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholders of any series, holding in the aggregate more than 10% in principal amount of the Securities of that series (or, in the case of any suit relating to or arising under clause
(c), (d) or (e) of Section 5.01, 10% in aggregate principal amount of all Securities) outstanding, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or premium, if any, or interest on any Security against the Company on or after the same shall have become due and payable.

                                   ARTICLE 6

                             CONCERNING THE TRUSTEE

         SECTION 6.01. Duties and Responsibilities of Trustee. With respect to the holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to securities of that series and after the curing or waiving of all Events of Default which may have occurred, with respect to securities of that series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived) the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that

                  (a) prior to the occurrence of an Event of Default with respect to Securities of a series and after the curing or waiving of all Events of Default with respect to that series which may have occurred

                           (i) the duties and obligations of the Trustee with respect to Securities of a series shall be determined solely by the express provisions of this Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations with respect to such series as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith, in accordance with the direction of the Securityholders pursuant to Section 5.07, relating to the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture.

         None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or liability is not reasonably assured to it.

         SECTION 6.02. Reliance on Documents, Opinions, etc. Except as otherwise provided in Section 6.01

                  (a) the Trustee may conclusively rely and shall be protected in acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, note, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the Secretary or an Assistant Secretary of the Company;

                  (c) the Trustee may consult with counsel of its selection and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

                  (d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders, pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

                  (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture;

                  (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, coupon or other paper or document, unless requested in writing to do so by the holders of not less than a majority in principal amount of the Securities of all series affected then outstanding; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity satisfactory to it against such expense or liability as a condition to so proceeding;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents (including any Authenticating Agent) or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed by it with due care.

                  (h) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture.

                  (i) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (j) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         SECTION 6.03. No Responsibility for Recitals, etc. The recitals contained herein and in the Securities (except in the certificate of authentication of the Trustee or the Authenticating Agent) shall be taken as the statements of the Company and the Trustee and the Authenticating Agent assume no responsibility for the correctness of the same. The Trustee and the Authenticating Agent make no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee and the Authenticating Agent shall not be accountable for the use or application by the Company of any Securities or the proceeds of any Securities authenticated and delivered by the Trustee or the Authenticating Agent in conformity with the provisions of this Indenture.

         SECTION 6.04. Trustee, Authenticating Agent, Paying Agents, Transfer Agents or Registrar May Own Securities. The Trustee or any Authenticating Agent or any paying agent or any transfer agent or any Security registrar, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not Trustee, Authenticating Agent, paying agent, transfer agent or Security registrar.

         SECTION 6.05. Moneys to Be Held in Trust. Subject to the provisions of
Section 11.04, all moneys received by the Trustee or any paying agent shall, until used or applied as herein provided, be held in trust for the purpose for which they were received, but need not be segregated from other funds except to the extent required by law. The Trustee and any paying agent shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company. So long as no Event of Default shall have occurred and be continuing, all interest allowed on any such moneys shall be paid from time to time upon the written order of the Company, signed by the Chairman of the Board of Directors, the President or a Vice President or the Treasurer or an Assistant Treasurer of the Company.

         SECTION 6.06. Compensation and Expenses of Trustee. The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, compensation as the Company and the Trustee shall agree upon in writing (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), and the Company will pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ except any such expense, disbursement or advance as may arise from its negligence or bad faith. The Company also covenants to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense, including taxes (other than taxes based upon, measured by or determined by the income of the Trustee) incurred without negligence or bad faith on the part of the Trustee and arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim (whether asserted by the Company, the Holders or any other Person) of liability in the premises. The obligations of the Company under this Section 6.06 to compensate the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder. Such additional indebtedness shall be secured by a lien prior to that of the Debentures upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the holders of particular Securities.

         When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.01(d) or Section 5.01(e), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

         The provisions of this Section shall survive the termination of this Indenture and the resignation or removal of the Trustee.

         SECTION 6.07. Officers' Certificate as Evidence. Except as otherwise provided in Sections 6.01 and 6.02, whenever in the administration of the provisions of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officers' Certificate delivered to the Trustee, and such Certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken or omitted by it under the provisions of this Indenture upon the faith thereof.

         SECTION 6.08. Conflicting Interest of Trustee.

         If the Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture, the Trustee and the Company shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         SECTION 6.09. Eligibility of Trustee. The Trustee hereunder shall at all times be a corporation organized and doing business under the laws of the United States or any State or Territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal, State, Territorial, or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.09 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 6.09, the Trustee shall resign immediately in the manner and with the effect specified in Section 6.10.

         SECTION 6.10. Resignation or Removal of Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign with respect to one or more or all series of Securities by giving written notice of such resignation to the Company and by mailing notice thereof to the holders of the applicable series of Securities at their addresses as they shall appear on the Security register. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees with respect to the applicable series by written instrument, in duplicate, executed by order of its Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed with respect to any series of Securities and have accepted appointment within 60 days after the mailing of such notice of resignation to the affected Securityholders, the resigning Trustee may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor trustee, or any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least 6 months may, subject to the provisions of Section 5.09, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee.

                  (a)      In case at any time any of the following shall occur:
--

                           (i) the Trustee shall fail to comply with the provisions of subsection (a) of Section 6.08 after written request therefor by the Company or by any

                  Securityholder who has been a bona fide holder of a Security or Securities for at least 6 months, or

                           (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 6.09 and shall fail to resign after written request therefor by the Company or by any such Securityholder, or

                           (iii) the Trustee shall become incapable of acting, or shall he adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors, 1 copy of which instrument shall be delivered to the Trustee so removed and 1 copy to the successor trustee, or, subject to the provisions of
Section 5.09, any Securityholder who has been a bona fide holder of a Security or Securities of the applicable series for at least 6 months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee.

         If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The holders of a majority in aggregate principal amount of the Securities of one or more series (each series voting as a class) or all series at the time outstanding may at any time remove the Trustee with respect to the applicable series of Securities or all series, as the case may be, and nominate a successor trustee with respect to the applicable series of Securities or all series, as the case may be, which shall be deemed appointed as successor trustee with respect to the applicable series unless within 10 days after such nomination the Company objects thereto, in which case the Trustee so removed or any Securityholder of the applicable series, upon the terms and conditions and otherwise as in subsection (a) of this Section 6.10 provided, may petition any court of competent jurisdiction for an appointment of a successor trustee with respect to such series.

                  (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this
Section 6.10 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 6.11.

         SECTION 6.11. Acceptance by Successor Trustee. Any successor trustee appointed as provided in Section 6.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee with respect to all or any applicable series shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations with respect to such series of its predecessor hereunder, with like effect as if originally named as trustee herein; but, nevertheless, on the written request of the Company or of the successor trustee, the trustee ceasing to act shall, upon payment of any amounts then due it pursuant to the provisions of Section 6.06, execute and deliver an instrument transferring to such successor trustee all the rights and powers of the trustee so ceasing to act. Upon request of any such successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any trustee ceasing to act shall, nevertheless, retain a lien upon all property or funds held or collected by such trustee to secure any amounts then due it pursuant to the provisions of Section 6.06.

         If a successor trustee is appointed with respect to the Securities of one or more (but not all) series, the Company, the predecessor trustee and each successor trustee with respect to the Securities of any applicable series shall execute and deliver an indenture supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor trustee with respect to the Securities of any series as to which the predecessor trustee is not retiring shall continue to be vested in the predecessor trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trustee hereunder by more than one trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such trustees co-trustees of the same trust and that each such trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such trustee.

         No successor trustee shall accept appointment as provided in this
Section 6.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 6.08 and eligible under the provisions of Section 6.09.

         Upon acceptance of appointment by a successor trustee as provided in this Section 6.11, the Company shall mail notice of the succession of such trustee hereunder to the holders of Securities of any applicable series at their addresses as they shall appear on the Security register. If the Company fails to mail such notice within 10 days after the acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company.

         SECTION 6.12. Succession by Merger, etc. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto.

         In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities of any series shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities of any series shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities of such series or in this Indenture provided that the certificate of the Trustee shall have; provided, however, that the right to adopt the certificate of authentication of any predecessor Trustee or authenticate Securities of any series in the name of any predecessor Trustee shall apply only to its successor or successors by merger, conversion or consolidation.

         SECTION 6.13. Limitation on Rights of Trustee as a Creditor.

         The Trustee shall comply with Section 3.11(a) of the Trust Indenture Act, excluding any creditor relationship described in Section 3.11(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to Section 3.11(a) of the Trust Indenture Act to the extent included therein.

         SECTION 6.14. Authenticating Agents. There may be one or more Authenticating Agents appointed, by the Trustee upon the request of the Company with power to act on its behalf and subject to its direction in the authentication and delivery of Securities of any series issued upon exchange or transfer thereof as fully to all intents and purposes as though any such Authenticating Agent had been expressly authorized to authenticate and deliver Securities of such series; provided, that the Trustee shall have no liability to the Company for any acts or omissions of the Authenticating Agent with respect to the authentication and delivery of Securities of any series. Any such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States or of any State or Territory thereof or of the District of Columbia authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of at least $50,000,000 and being subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually pursuant to law or the requirements of such authority, then for the purposes of this Section 6.14 the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect herein specified in this Section.

         Any corporation into which any Authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, if such successor corporation is otherwise eligible under this
Section 6.14, without the execution or filing of any paper or any further act on the part of the parties hereto or such Authenticating Agent.

         Any Authenticating Agent may at any time resign with respect to one or more or all series of Securities by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent with respect to one or more or all series of Securities by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible under this Section 6.14, the Trustee may, and upon the request of the Company shall, promptly appoint a successor Authenticating Agent with respect to the applicable series eligible under this Section 6.14, shall give written notice of such appointment to the Company and shall mail notice of such appointment to all holders of the applicable series of Securities as the names and addresses of such holders appear on the Security register. Any successor Authenticating Agent with respect to all or any series upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities with respect to such series of its predecessor hereunder, with like effect as if originally named as Authenticating agent herein.

         The Company agrees to pay to any Authenticating Agent from time to time reasonable compensation for its services. Any Authenticating Agent shall have no responsibility or liability for any action taken by it as such in accordance with the directions of the Trustee.

                                   ARTICLE 7

                         CONCERNING THE SECURITYHOLDERS

         SECTION 7.01. Action by Securityholders. Whenever in this Indenture it is provided that the holders of a specified percentage in aggregate principal amount of the Securities of any or all series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by such Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of such holders of Securities voting in favor thereof at any meeting of such Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of such Securityholders.

         If the Company shall solicit from the Securityholders of any series any request, demand, authorization, direction, notice, consent, waiver or other action, the Company may, at its option, as evidenced by an Officers' Certificate, fix in advance a record date for such series for the determination of Securityholders entitled to give such request, demand, authorization, direction, notice, consent, wavier or other action, but the Company shall have not obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other action may be given before or after the record date, but only the Securityholders of record at the close of business on the record date shall be deemed to be Securityholders for the purposes of determining whether Securityholders of the requisite proportion of Outstanding Securities of that series have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other action, and for that purpose the Outstanding Securities of that series shall be computed as of the record date; provided, however, that no such authorization, agreement or consent by such Securityholders on the record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

         SECTION 7.02. Proof of Execution by Securityholders. Subject to the provisions of Section 6.01, 6.02 and 8.05, proof of the execution of any instrument by a Securityholder or his agent or proxy shall be sufficient if made in accordance with such reasonable rules and regulations as may be prescribed by the Trustee or in such manner as shall be satisfactory to the Trustee. The ownership of Securities shall be proved by the Security register or by a certificate of the Security registrar.

         The record of any Securityholders' meeting shall be proved in the manner provided in Section 8.06.

         SECTION 7.03. Who Are Deemed Absolute Owners. Prior to due presentment for registration of transfer of any Security, the Company, the Trustee, any Authenticating Agent, any paying agent, any transfer agent and any Security registrar may deem the person in whose name such Security shall be registered upon the Security register to be, and may treat him as, the absolute owner of such Security (whether or not such Security shall be overdue) for the purpose of receiving payment of or on account of the principal of, premium, if any, and interest on such Security and for all other purposes; and neither the Company nor the Trustee nor any Authenticating Agent nor any paying agent nor any transfer agent nor any Security registrar shall be affected by any notice to the contrary. All such payments so made to any holder for the time being or upon his order shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon any such Security.

         SECTION 7.04. Securities Owned by Company Deemed Not Outstanding. In determining whether the holders of the requisite aggregate principal amount of Securities have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any other obligor on the Securities or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any other obligor on the Securities shall be disregarded and deemed not to be outstanding for the purpose of any such determination; provided that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver, only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this Section 7.04 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities and that the pledgee is not the Company or any such other obligor or person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any such other obligor. In the case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

         SECTION 7.05. Revocation of Consents; Future Holders Bound. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Security specified in this Indenture in connection with such action, any holder of a Security (or any Security issued in whole or in part in exchange or substitution therefor) the serial number of which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by firing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security (or so far as concerns the principal amount represented by any exchanged or substituted Security). Except as aforesaid any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, and of any Security issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.

                                   ARTICLE 8

                            SECURITYHOLDERS' MEETINGS

         SECTION 8.01. Purpose of Meetings. A meeting of Securityholders of any or all series may be called at any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

                  (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Five;

                  (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Six;

                  (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 9.02; or

                  (d) to take any other action authorized to be taken by or on behalf of the holders of any specified aggregate principal amount of such Securities under any other provision of this Indenture or under applicable law.

         SECTION 8.02. Call of Meetings by Trustee. The Trustee may at any time call a meeting of Securityholders of any or all series to take any action specified in Section 8.01, to be held at such time and at such place in the Borough of Manhattan, the City of New York, as the Trustee shall determine. Notice of every meeting of the Securityholders of any or all series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of each series affected at their addresses as they shall appear on the Securities of each series affected register. Such notice shall be mailed not less than 20 nor more than 180 days prior to the date fixed for the meeting.

         SECTION 8.03. Call of Meetings by Company or Securityholders. In case at any time the Company pursuant to a resolution of the Board of Directors, or the holders of at least 25% in aggregate principal amount of the Securities of any or all series, as the case may be, then outstanding, shall have requested the Trustee to call a meeting of Securityholders of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place in said Borough of Manhattan for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in
Section 8.02.

         SECTION 8.04. Qualifications for Voting. To be entitled to vote at any meeting of Securityholders a person shall (a) be a holder of one or more Securities with respect to which the meeting is being held or (b) a person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

         SECTION 8.05. Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

         Subject to the provisions of Section 7.04, at any meeting each holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to 1 vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition "OUTSTANDING") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders. Any meeting of Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03 may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

         SECTION 8.06. Voting. The vote upon any resolution submitted to any meeting of holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint 2 inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in triplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by 1 or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 8.02. The record shall show the serial numbers of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and 1 of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.

         Any record so signed and verified shall be conclusive evidence of tile matters therein stated.

                                   ARTICLE 9

                             SUPPLEMENTAL INDENTURES

         SECTION 9.01. Supplemental Indentures Without Consent of
Securityholders. The Company when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes:

                  (a) to cure any ambiguity or to correct or supplement any provision contained herein or in any supplemental indenture which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make such other provisions in regard to matters or questions arising under this Indenture: provided that any such action shall not adversely affect the interests of the holders of the Securities;

                  (b) to evidence the succession of another Person to the Company, or successive successions, and the assumption by the successor Person of the covenants, agreements and obligations of the Company pursuant to Article Ten hereof;

                  (c) to provide for the issuance under this Indenture of Securities in coupon form (including Securities registrable as to principal only) and to provide for exchangeability of such Securities with the Securities issued hereunder in fully registered form and to make all appropriate changes for such purpose;

                  (d) to secure the Securities pursuant to the requirements of Section 3.05 or otherwise; or

                  (e) to add to the covenants of the Company such further covenants, restrictions or conditions for the protection of the holders of all or any series of Securities (and if such, covenants are to be for the benefit of less than all series of Securities stating that such covenants are expressly being included for the benefit of such series) as the Board of Directors and the Trustee shall consider to be for the protection of the holders of such Securities, and to make the occurrence, or the occurrence and continuance, of a default in any of such additional covenants, restrictions or conditions a default or an Event of Default permitting the enforcement of all or any of the several remedies provided in this Indenture as herein set forth: provided, however, that in respect of any such additional covenant, restriction or condition such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default;

                  (f) to establish the form or terms of Securities of any series as permitted by Section 2.01 and 2.03, including, without limitation, any terms relating to the issuance, exchange, registration or transfer of Securities issued in whole or in part in the form of one or more global Securities and the payment of any principal thereof, or interest or premium, if any, thereon; and

                  (g) to evidence and provide for the acceptance of appointment hereunder by a successor trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Section 6.11.

         The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations which may be therein contained and to accept the conveyance, transfer and assignment of any property thereunder, but the Trustee shall not be obligated to, but may in its discretion, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

         Any supplemental indenture authorized by the provisions of this Section
9.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 9.02.

         SECTION 9.02. Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Section 7.01) of the holders of not less than a majority of the aggregate principal amount of the Securities at the time outstanding of all series affected by such supplemental indenture (voting as a class), the Company, when authorized by a resolution of the Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the holders of the Securities of each series so affected: provided, however, that no such supplemental indenture shall (i) change the final maturity of any Security, or reduce the rate or extend the time of payment of interest thereon, or reduce the principal amount thereof or any premium thereon, or reduce any amount payable on redemption thereof or make the principal thereof or any interest or premium thereon payable in any coin or currency other than that provided in the Securities, or reduce the amount of the principal of an Original Issue Discount Security that would be due and payable upon an acceleration of the maturity thereof pursuant to Section 5.01 or the amount thereof provable in bankruptcy pursuant to Section 5.02, or impair or affect the right of any Securityholder to institute suit for payment thereof or the right of repayment, if any, at the option of the holder, without the consent of the holder of each Security so affected or (ii) reduce the aforesaid percentage of Securities the holders of which are required to consent to any such supplemental indenture, without the consent of the holders of each Security then affected.

         A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of Securityholders of such series with respect to such covenant or provision, shall be deemed not to affect the rights under this Indenture or the Securityholders of any other series.

         Upon the request of the Company accompanied by a copy of a resolution of the Board of Directors certified by its Secretary or Assistant Secretary authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of Securityholders as aforesaid, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture.

         It shall not be necessary for the consent of the Securityholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

         SECTION 9.03. Compliance with Trust Indenture Act; Effect of Supplemental Indentures. Any supplemental indenture executed pursuant to the provisions of this Article Nine shall comply with the Trust Indenture Act of 1939, as then in effect. Upon the execution of any supplemental indenture pursuant to the provisions of this Article Nine, this Indenture shall be and be deemed to be modified and amended in accordance therewith and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company, and the holders of Securities of each series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.04. Notation on Securities. Securities of any series authenticated and delivered after the execution of any supplemental indenture affecting such series pursuant to the provisions of this Article Nine may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any modification of this Indenture contained in any such supplemental indenture may be prepared and executed by the Company, authenticated by the Trustee or the Authenticating Agent and delivered in exchange for the Securities of any series then outstanding.

         SECTION 9.05. Evidence of Compliance of Supplemental Indenture to be Furnished to Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant hereto complies with the requirements of this Article Nine.

                                   ARTICLE 10

                CONSOLIDATION, MERGER, SALE, CONVEYANCE AND LEASE

         SECTION 10.01. Company May Consolidate, etc. on Certain Terms. The Company shall not consolidate with or merge into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

                  (a) the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest on all the Securities and the performance and observance of every covenant or condition of this Indenture on the part of the Company to be performed or observed;

                  (b) immediately after giving effect to such transaction, no Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing; and

                  (c) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

         SECTION 10.02. Successor Corporation to Be Substituted for Company. In case of any such consolidation, merger, conveyance or transfer and upon the assumption by the successor corporation, by supplemental indenture, executed and delivered to the Trustee and satisfactory in form to the Trustee, of the due and punctual payment of the principal of and premium, if any, and interest on all of the Securities and the due and punctual performance and observance of all of the covenants and conditions of this Indenture to be performed or observed by the Company, such successor corporation shall succeed to and be substituted for the Company, with the same effect as if it had been named herein as the party of the first part, and the Company thereupon shall be relieved of any further liability or obligation hereunder or upon the Securities. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of the Company, any or all of the Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Trustee or the Authenticating Agent; and, upon the order of such successor corporation instead of the Company and subject to all the terms, conditions and limitations in this Indenture prescribed, the Trustee or the Authenticating Agent shall authenticate and deliver any Securities which previously shall have been signed and delivered by the officers of the Company to the Trustee or the Authenticating Agent for authentication, and any Securities which such successor corporation thereafter shall cause to be signed and delivered to the Trustee or the Authenticating Agent for that purpose. All the Securities so issued shall in all respects have the same legal rank and benefit under this Indenture as the Securities theretofore or thereafter issued in accordance with the terms of this Indenture as though all of such Indentures had been issued at the date of the execution hereof.

         SECTION 10.03. Opinion of Counsel to Be Given Trustee. The Trustee, subject to the provisions of Sections 6.01 and 6.02, may receive an Opinion of Counsel as conclusive evidence that any consolidation, merger, conveyance or transfer, and any assumption, permitted or required by the terms of this Article Ten complies with the provisions of this Article Ten.

                                   ARTICLE 11

                     SATISFACTION AND DISCHARGE OF INDENTURE

         SECTION 11.01. Discharge of Indenture. When (a) the Company shall deliver to the Trustee for cancellation all Securities theretofore authenticated (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.11) and not theretofore cancelled, or (b) all the Securities not theretofore cancelled or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within 1 year or are to be called for redemption within 1 year under arrangements satisfactory to the Trustee for the giving of notice of redemption, and the Company shall deposit with the Trustee, in trust, funds sufficient to pay at maturity or upon redemption all of the Securities (other than any Securities which shall have been destroyed, lost or stolen and which shall have been replaced or paid as provided in Section 2.11) not theretofore cancelled or delivered to the Trustee for cancellation, including principal and premium, if any, and interest due or to become due to such date of maturity or redemption date, as the case may be, but excluding, however, the amount of any moneys for the payment of principal of, and premium, if any, or interest on the Securities (1) theretofore repaid to the Company in accordance with the provisions of Section 11.04, or (2) paid to any State or to the District of Columbia pursuant to its unclaimed property or similar laws, and if in either case the Company shall also pay or cause to be paid all other sums payable hereunder by the Company, then this Indenture shall cease to be of further effect, and the Trustee, on demand of the Company accompanied by any Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company, shall execute proper instruments acknowledging satisfaction of and discharging this Indenture, the Company, however, hereby agreeing to reimburse the Trustee for any costs or expenses thereafter reasonably and properly incurred by the Trustee in connection with this Indenture or the Securities.

         SECTION 11.02. Deposited Moneys and U.S. Government Obligations to Be Held in Trust by Trustee. Subject to the provisions of Section 11.04, all moneys and U.S. Government Obligations deposited with the Trustee pursuant to Sections
11.01 or 11.05 shall be held in trust and applied by it to the payment, either directly or through any paying agent (including the Company if acting as its own paying agent), to the holders of the particular securities for the payment of which such moneys or U.S. Government Obligations have been deposited with the Trustee, of all sums due and to become due thereon for principal, premium, if any, and interest.

         SECTION 11.03. Paying Agent to Repay Moneys Held. Upon the satisfaction and discharge of this Indenture all moneys then held by any paying agent of the Securities (other than the Trustee) shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such paying agent shall be released from all further liability with respect to such moneys.

         SECTION 11.04. Return to Unclaimed Moneys. Any moneys deposited with or paid to the Trustee or any paying agent for payment of the principal of, and premium, if any, or interest on Securities and not applied but remaining unclaimed by the holders of Securities for 3 years after the date upon which the principal of, and premium, if any, or interest on such Securities, as the case may be, shall have become due and payable, shall be repaid to the Company by the Trustee or such paying agent on written demand; and the holder of any of the Securities shall thereafter look only to the Company for any payment which such holder may be entitled to collect and all liability of the Trustee or such paying agent with respect to such moneys shall thereupon cease.

         SECTION 11.05. Defeasance upon Deposit of Moneys or U.S. Government Obligations. At the Company's option, either (a) the Company shall be deemed to have been Discharged (as defined below) from its respective obligations with respect to any series of Securities on the 91st day after the applicable conditions set forth below have been satisfied or (b) the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 3.05, 3.06 and 10.01 with respect to any series of Securities at any time after the applicable conditions set forth below have been satisfied:

                           (i) The Company shall have deposited or caused to be deposited irrevocably with the Trustee or the Defeasance Agent (as defined below) as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the holders of the Securities of such series (i) money in an amount, or (ii) U.S. Government Obligations which through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment, money in an amount, or
                  (iii) a combination of (i) and (ii), sufficient, in the opinion (with respect to (ii) and (iii)) of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee and the Defeasance Agent, if any, to pay and discharge each installment of principal (including any mandatory sinking fund payments) of, and interest and premium, if any, on, the outstanding Securities of such series on the dates such installments of principal, interest or premium are due;

                           (ii) If the Securities of such series are then listed on any national securities exchange, the Company shall have delivered to the Trustee and the Defeasance Agent, if any, an Opinion of Counsel to the effect that the exercise of the option under this Section 11.05 would not cause such Securities to be delisted from such exchange:

                           (iii) No Event of Default or event which with notice or lapse of time would become an Event of Default with respect to the Securities of such series shall have occurred and be continuing on the date of such deposit: and

                           (iv) The Company shall have delivered to the Trustee and the Defeasance agent, if any, an Opinion of Counsel to the effect, that holders of the Securities of such series will not recognize income, gain or loss for United States Federal income tax purposes as a result of the exercise of the option under this

                  Section 11.05 and will be subject to United States Federal income tax on the same amount and in the same manner and at the same, times as would have been the case if such option had not been exercised, and, in the case of the Securities of such series being Discharged, such opinion shall be accompanied by a private letter ruling to that effect received from the United States Internal Revenue Service or a revenue ruling pertaining to a comparable form of transaction to that effect published by the United States Internal Revenue Service.

         "DISCHARGED" means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by, and obligations under, the Securities of such series and to have satisfied all the obligations under this Indenture relating to the Securities of such series (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except (a) the rights of holders of Securities of such series to receive, from the trust fund described in clause (1) above, payment of the principal of and the interest and premium, if any, on such securities when such payments are due: (b) the Company's obligations with respect to, such Securities under Sections 2.07, 2.08, 5.02 and 11.04:

and (c) the rights, powers, trusts, duties and immunities of the Trustee hereunder.

         "DEFEASANCE AGENT" means another financial institution which is eligible to act as Trustee hereunder and which assumes all of the obligations of the Trustee necessary to enable the Trustee to act hereunder. In the event such a Defeasance Agent is appointed pursuant to this section, the following conditions shall apply:

                           (i) The Trustee shall have approval rights over the document appointing such Defeasance Agent and the document setting forth such Defeasance Agent's rights and responsibilities;

                           (ii)     The Defeasance Agent shall provide
                  verification to the Trustee acknowledging receipt of sufficient money and/or U.S. Government Obligations to meet the applicable conditions set forth in this Section 11.05;

                           (iii) The Trustee shall determine whether the Company shall be deemed to have been Discharged from its respective obligations with respect to any series of Securities or whether the Company shall cease to be under any obligation to comply with any term, provision or condition set forth in Sections 3.05, 3.06 and 10.01 with respect to any series of Securities.

         SECTION 11.06. Discharge of Certain Covenants and Other Obligations. Upon the deposit with the Trustee, in trust, prior to maturity of money or securities of the kind and in the necessary amount (as provided in Section 11.05 of this Indenture) to pay or redeem Outstanding Securities of one or more Series (whether upon or prior to their maturity or the Redemption Date of such Securities, provided that, if such Securities are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given as in Article Fourteen hereof provided or provision satisfactory to the Trustee shall have been made for the giving of such notice), all of the obligations, covenants and agreements of the Company with respect to such Securities under Sections 3.05,
3.06 and 10.01 hereof shall cease, terminate and be completely discharged. In addition, upon such deposit any additional covenants and agreement of the Company which may be set forth in any Supplemental Indenture and applicable to such Securities shall also cease, terminate and be completely discharged, unless the Company shall deliver to the Trustee a written election to have any such covenants continue.

                                   ARTICLE 12

         IMMUNITY OF INCORPORATORS, STOCKHOLDERS, OFFICES AND DIRECTORS

         SECTION 12.01. No Recourse. No recourse for the payment of the principal of or premium, if any, or interest on any Security, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture or in any supplemental indenture, or in any Security, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, stockholder, member, partner, officer or director, as such, past, present or future, of the Company or of any successor Person of the Company, either directly or through the Company or any successor Person of the Company, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that all such liability is hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issue of the Securities.

                                   ARTICLE 13

                            MISCELLANEOUS PROVISIONS

         SECTION 13.01. Successors. All the covenants, stipulations, promises and agreements in this Indenture contained by the Company shall bind its successors and assigns whether so expressed or not.

         SECTION 13.02. Official Acts by Successor Person. Any act or proceeding by any provision of this Indenture authorized or required to be done or performed by any board, committee or officer of the Company shall and may be done and performed with like force and effect by the like board, committee or officer of any Person that shall at the time be the lawful sole successor of the Company.

         SECTION 13.03. Addresses for Notices, etc. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the holders of Securities on the Company may be given or served by being deposited postage prepaid by registered or certified mail in a post office letter box addressed (until another address is filed by the Company with the Trustee for the purpose) to the Company, at Chevron Tower, 1301 McKinney Street, Houston, Texas 77010, Attention: Chief Financial Officer, Chevron Phillips Chemical Company. Any notice, direction, request or demand by any Securityholder to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if given or made in writing at the office of the Trustee, addressed to the Trustee, 101 Barclay Street, Floor 21W, New York, New York 10286, Attention: Corporate Trust Administration.


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
         SECTION 13.04. New York Contract. This Indenture and each Security shall be deemed to be a contract made under the laws of the State of New York, and for all purposes shall be governed by and construed in accordance with the laws of said State.

         SECTION 13.05. Evidence of Compliance with Conditions Precedent. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that in the opinion of the signers all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

         Each certificate or opinion provided for in this Indenture and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such covenant or condition; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         SECTION 13.06. Legal Holidays. In any case where the date of payment of interest on or principal of the Securities will be in The City of New York a legal holiday or a day on which banking institutions are authorized by law to close, the payment of such interest on or principal of the Securities need not be made on such date but may be made on the next succeeding day not in The City of New York a legal holiday or a day on which banking institutions are authorized by law to close, with the same force and effect as if made on the date of payment and no interest shall accrue for the period from and after such date.

         SECTION 13.07. Trust Indenture Act to Control. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with another provision included in this Indenture which is required to be included in this Indenture by any of Sections 310 to 317, inclusive, of the Trust Indenture Act of 1939, such required provision shall control.

         SECTION 13.08. Table of Contents, Headings, etc. The table of contents and the titles and headings of the articles and sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 13.09. Execution in Counterparts. This Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.


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
                                   ARTICLE 14

                            REDEMPTION OF SECURITIES

         SECTION 14.01. Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their maturity or to any such fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 2.03 for Securities of such series.

         SECTION 14.02. Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise the right to redeem all, or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a date for redemption and shall mail a notice of such redemption at least 30 and not more than 60 days prior to the date fixed for redemption to the holders of Securities of such series so to be redeemed as a whole or in part at their last addresses as the same appear on the Security register. Such mailing shall be by first class mail. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice. In any case, failure to give such notice by mail or any defect in the notice to the holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series.

         Each such notice of redemption shall specify the date fixed for redemption, the redemption price at which Securities of such series are to be redeemed, the place or places of payment, that payment will be made upon presentation and surrender of such Securities, that interest accrued to the date fixed for redemption will be paid as specified in said notice, and that on and after said date interest thereon or on the portions thereof to be redeemed will cease to accrue. If less than all the Securities of such series are to be redeemed the notice of redemption shall specify the numbers of the Securities of that series to be redeemed. In case any Security of a series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the date fixed for redemption, upon surrender of such Security, a new Security or Securities of that series in principal amount equal to the unredeemed portion thereof will be issued.

         Prior to the redemption date specified in the notice of redemption given as provided in this Section, the Company will deposit with the Trustee or with 1 or more paying agents an amount of money sufficient to redeem on the redemption date all the Securities so called for redemption at the appropriate redemption price, together with accrued interest to the date fired for redemption.

         If less than all the Securities of a series are to be redeemed, the Company will give the Trustee notice not less than 60 days prior to the redemption date as to the aggregate principal amount of Securities of that series to be redeemed and the Trustee shall select, in such manner as in its sole discretion it shall deem appropriate and fair, the Securities of that series or portions thereof (in integral multiples of $1,000 except as otherwise set forth in the applicable form of Security) to be redeemed.


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
         SECTION 14.03. Payment of Series A Securities Called for Redemption. If notice of redemption has been given as provided in Section 14.02 or Section 14.04, the Securities or portions of Securities of the series with respect to which such notice has been given shall become due and payable on the date and at the place or places stated in such notice at the applicable redemption price, together with interest accrued to the date fixed for redemption, and on and after said date (unless the Company shall default in the payment of such Securities at the redemption price, together with interest accrued to said date) interest on the Securities or portions of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a place of payment specified in said notice, the said Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable redemption price, together with interest accrued thereon to the date fixed for redemption.

         Upon presentation of any Security of any series redeemed in part only, the Company shall execute and the Trustee shall authenticate and deliver to the holder thereof, at the expense of the Company, a new Security or Securities of such series of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented.

         SECTION 14.04. Optional Redemption. Each of the Series A Securities are redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the principal amount of the applicable series of Securities and (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the applicable series of Securities, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points plus, with respect to the Securities, accrued and unpaid interest on the principal amount being redeemed to the date of redemption.

         "TREASURY RATE" means, with respect to any redemption date for the Series A Securities, (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life (as defined below), yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate will be calculated on the third Business Day preceding the redemption date.

         "COMPARABLE TREASURY ISSUE" means the U.S. Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Notes to be redeemed that would be utilized, at the time of selection


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
and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of such Notes.

         "COMPARABLE TREASURY PRICE" means (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer quotations, the average of all such quotations.

         "INDEPENDENT INVESTMENT BANKER" means either Goldman, Sachs & Co. or Morgan Stanley & Co. Incorporated, or, if both firms are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

         "REFERENCE TREASURY DEALER" means (1) Goldman, Sachs & Co. and Morgan Stanley & Co. Incorporated and their respective successors, provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "PRIMARY TREASURY DEALER"), the Company will substitute therefore another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.

         "REFERENCE TREASURY DEALER QUOTATIONS" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issuer (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such redemption date.

         Except as set forth above, the Securities will not be redeemable by the Company prior to maturity and will not be entitled to the benefit of any sinking fund.


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         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto duly fixed and attested, all as of the day and year first above written.


                                    CHEVRON PHILLIPS CHEMICAL COMPANY LLC
                                         Issuer


                                    By: /s/ J.M. McKee
                                        _____________________________

[CORPORATE SEAL]

Attest:

/s/ Kathi E. Warne
______________________________
      Assistant Secretary



                                    CHEVRON PHILLIPS CHEMICAL COMPANY LP
                                          Issuer


                                    By: /s/ J.M. McKee
                                        _____________________________

[CORPORATE SEAL]

Attest:

/s/ Kathi E. Warne
______________________________
      Assistant Secretary



                                    THE BANK OF NEW YORK
                                         Trustee


                                    By: /s/ Van Brown
                                        _____________________________


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